EXHIBIT A

[FORM OF CLASS A CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

[FOR NOTIONAL AMOUNT CERTIFICATES] [THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.]

[CLASS 2-A-4 CERTIFICATES] [CLASS 4-A-3 CERTIFICATES] [NO TRANSFER OF THIS CERTIFICATE PRIOR TO THE TERMINATION OF THE YIELD MAINTENANCE AGREEMENT SHALL BE MADE UNLESS THE TRUST ADMINISTRATOR SHALL HAVE RECEIVED A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT EITHER (I) SUCH TRANSFEREE IS NEITHER AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO SECTION 406 OF ERISA AND/OR SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE SUCH PLAN’S OR ARRANGEMENT’S ASSETS BY REASON OF THEIR INVESTMENT IN THE ENTITY (A “PLAN”) NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH TRANSFER OR (II) THE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR EXEMPTIVE RELIEF THE STATUTORY EXEMPTION FOR NONFIDUCIARY SERVICE PROVIDERS UNDER SECTION 408(B)(17) OF ERISA AND SECTION 4975(D)(20) OF THE CODE, PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 OR PTCE 96-23 OR SOME OTHER APPLICABLE EXEMPTION.  ANY PURPORTED TRANSFER OF THIS CERTIFICATE PRIOR TO THE TERMINATION OF THE YIELD MAINTENANCE AGREEMENT TO OR ON BEHALF OF A PLAN WITHOUT THE DELIVERY TO THE TRUST ADMINISTRATOR OF A REPRESENTATION LETTER AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.  IF THIS CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, THE TRANSFEREE WILL BE DEEMED TO HAVE MADE A REPRESENTATION AS PROVIDED IN CLAUSE (I) OR (II) OF THIS PARAGRAPH, AS APPLICABLE.]

Certificate No.

:

Cut-off Date

:

March 1, 2007

First Distribution Date

:

April 25, 2007

Initial Certificate Balance

of this Certificate

(“Denomination”)

:

Initial Certificate Balances

of all Certificates

of this Class

:

[For Notional Amount Certificates]

[Initial Notional Amount

of this Certificate

(“Denomination”)

:

Initial Class Notional Amount

of all Certificates

of this Class

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-3
Class [______]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

[Omit for Notional Amount Certificates] [Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.]  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as seller (the “Seller”),  Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”), as special servicer (in such capacity, the “Special Servicer”) and as modification oversight agent, Universal Master Servicing LLC, as a servicer (a “Servicer”), Washington Mutual Mortgage Securities Corp., as a servicer (a “Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  March ___, 2007.

WELLS FARGO BANK, N.A.,
as Trust Administrator

By

Countersigned:

By ___________________________

Authorized Signatory of
WELLS FARGO BANK, N.A.,
as Trust Administrator

EXHIBIT B

[FORM OF CLASS 1-B/ CLASS C-B CERTIFICATE]

[ONLY FOR OFFERED CERTIFICATES] [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[ONLY FOR PRIVATE CERTIFICATES]  [THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, AN ERISA RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR OTHER RETIREMENT ARRANGEMENT OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUST ADMINISTRATOR BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR OTHER RETIREMENT ARRANGEMENT OR PERSON USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUST ADMINISTRATOR OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

:

Cut-off Date

:

March 1, 2007

First Distribution Date

:

April 25, 2007

Initial Certificate Balance

of this Certificate

(“Denomination”)

:

Initial Certificate Balances

of all Certificates

of this Class

:

CUSIP

:

Interest Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-3
Class [______]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [_____________________] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”),  Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”), as special servicer (in such capacity, the “Special Servicer”) and as modification oversight agent, Universal Master Servicing LLC, as a servicer (a “Servicer”), Washington Mutual Mortgage Securities Corp., as a servicer (a “Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to Section 6.02(f) of the Agreement, no transfer of an ERISA Restricted Certificate shall be made unless the Trust Administrator shall have received either (i) a representation letter from the transferee of such ERISA Restricted Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or other retirement arrangement which representation letter shall not be an expense of the Trust Administrator or the Trust Fund, (ii) if the purchaser is an insurance company and the ERISA Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a person using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Special Servicer, the Master Servicer, the Servicer or any other servicers to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund.  In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the Trust Administrator by the transferee’s acceptance of an ERISA Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer an ERISA Restricted Certificate to a plan or other retirement arrangement or person using a plan’s or arrangement’s assets is attempted without the delivery to the Trust Administrator of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

[ONLY FOR PRIVATE CERTIFICATES] [No transfer of this Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws.  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trust Administrator in writing the facts surrounding the transfer and (i) deliver a letter in substantially the form of either Exhibit M and either (A) Exhibit N-1, provided that all of the Certificates of the Class shall be transferred to one investor or the Depositor otherwise consents to such transfer, (B) Exhibit N-2, or (C) Exhibit N-3, or (ii) there shall be delivered to the Trust Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act.  In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trustee and the Trust Administrator an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: March ___, 2007

WELLS FARGO BANK, N.A.,
as Trust Administrator

By

Countersigned:

By ___________________________

Authorized Signatory of

WELLS FARGO BANK, N.A.,

as Trust Administrator

EXHIBIT C

[FORM OF CLASS AR/CLASS AR-L/CLASS 1-R CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, AN ERISA RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR OTHER RETIREMENT ARRANGEMENT OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUST ADMINISTRATOR BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR OTHER RETIREMENT ARRANGEMENT OR PERSON USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUST ADMINISTRATOR OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

:

Cut-off Date

:

March 1, 2007

First Distribution Date

:

April 25, 2007

Initial Certificate Balance

of this Certificate

(“Denomination”)

:

$[____]

Initial Certificate Balances

of all Certificates

of this Class

:

$[____]

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-3
Class [AR][AR-L][1-R]

evidencing a percentage interest in the distributions allocable to the Class [AR][AR-L][1-R] Certificates with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [CREDIT SUISSE SECURITIES (USA) LLC] [WACHOVIA BANK, N.A.], is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”),  Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”), as special servicer (in such capacity, the “Special Servicer”) and as modification oversight agent, Universal Master Servicing LLC, as a servicer (a “Servicer”), Washington Mutual Mortgage Securities Corp., as a servicer (a “Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class [AR][AR-L][1-R] Certificate at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in Minneapolis, Minnesota.

Pursuant to Section 6.02(f) of the Agreement, no transfer of an ERISA Restricted Certificate shall be made unless the Trust Administrator shall have received either (i) a representation letter from the transferee of such ERISA Restricted Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or other retirement arrangement which representation letter shall not be an expense of the Trust Administrator or the Trust Fund, (ii) if the purchaser is an insurance company and the ERISA Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a person using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Special Servicer, the Modification Oversight Agent, the Sellers, the Master Servicer, the Servicer or any other servicers to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the such parties or the Trust Fund.  In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the Trust Administrator by the transferee’s acceptance of an ERISA Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer an ERISA Restricted Certificate to a plan or other retirement arrangement or person using a plan’s or arrangement’s assets is attempted without the delivery to the Trust Administrator of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

Each Holder of this Class [AR][AR-L][1-R] Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class [AR][AR-L][1-R] Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class [AR][AR-L][1-R] Certificate may be transferred without delivery to the Trust Administrator of a transfer affidavit of the initial owner or the proposed transferee in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class [AR][AR-L][1-R]Certificate must agree to require a transfer affidavit from any other person to whom such person attempts to Transfer its Ownership Interest in this Class [AR][AR-L][1-R] Certificate as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class [AR][AR-L][1-R] Certificate must agree not to transfer an Ownership Interest in this Class [AR][AR-L][1-R] Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class [AR][AR-L][1-R] Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: March ___, 2007

WELLS FARGO BANK, N.A.,
as Trust Administrator

By

Countersigned:

By ___________________________

Authorized Signatory of

WELLS FARGO BANK, N.A.,

as Trust Administrator

EXHIBIT D

[FORM OF CLASS A-X/ CLASS 1-X CERTIFICATES]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.

:

Cut-off Date

:

March 1, 2007

First Distribution Date

:

April 25, 2007

Initial Notional Amount of this

Certificate (“Denomination”)

:

Initial Class Notional Amount of

all Certificates of this Class

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-3
[Class A-X][Class 1-X]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”), Universal Master Servicing LLC, as a servicer (a “Servicer”), Washington Mutual Mortgage Securities Corp., as a servicer (a “Servicer”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”), as special servicer (in such capacity, the “Special Servicer”) and as modification oversight agent and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: March ___, 2007.

WELLS FARGO BANK, N.A.,
as Trust Administrator

By

Countersigned:

By ___________________________

Authorized Signatory of
WELLS FARGO BANK, N.A.,
as Trust Administrator

EXHIBIT E

[FORM OF CLASS A-P CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS NOT ENTITLED TO ANY PAYMENTS OF INTEREST.

Certificate No.

:

Cut-off Date

:

March 1, 2007

First Distribution Date

:

April 25, 2007

Initial Certificate Balance

of this Certificate

(“Denomination”)

:

Initial Certificate Balances

of all Certificates

of this Class

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-3
Class A-P

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”),  Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”), as special servicer (in such capacity, the “Special Servicer”) and as modification oversight agent, Universal Master Servicing LLC, as a servicer (a “Servicer”), Washington Mutual Mortgage Securities Corp., as a servicer (a “Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  March ___, 2007.

WELLS FARGO BANK, N.A.,
as Trust Administrator

By

Countersigned:

By ___________________________

Authorized Signatory of
WELLS FARGO BANK, N.A.,
as Trust Administrator

EXHIBIT F

[FORM OF CLASS PP/ CLASS 1-P CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, AN ERISA RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR OTHER RETIREMENT ARRANGEMENT OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUST ADMINISTRATOR BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR OTHER RETIREMENT ARRANGEMENT OR PERSON USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUST ADMINISTRATOR OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE WILL BE ENTITLED TO AMOUNTS RECEIVED IN RESPECT OF PREPAYMENT PENALTIES COLLECTED ON CERTAIN MORTGAGE LOANS AS DESCRIBED IN THE AGREEMENT.

Certificate No.

:

Cut-off Date

:

March 1, 2007

First Distribution Date

:

April 25, 2007

Initial Certificate Balance

of this Certificate

(“Denomination”)

:

$[___]

Initial Certificate Balances

of all Certificates

of this Class

:

$[___]

Percentage Interest

:

100%

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-3
[Class PP][Class 1-P]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CREDIT SUISSE SECURITIES (USA) LLC, is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”), as special servicer (in such capacity, the “Special Servicer”) and as modification oversight agent, Universal Master Servicing LLC, as a servicer (a “Servicer”), Washington Mutual Mortgage Securities Corp., as a servicer (a “Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to Section 6.02(f) of the Agreement, no transfer of an ERISA Restricted Certificate shall be made unless the Trust Administrator shall have received either (i) a representation letter from the transferee of such ERISA Restricted Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or other retirement arrangement which representation letter shall not be an expense of the Trust Administrator or the Trust Fund, (ii) if the purchaser is an insurance company and the ERISA Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a person using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Special Servicer, the Modification Oversight Agent, the Sellers, the Master Servicer, the Servicer or any other servicers to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the such parties or the Trust Fund.  In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the Trust Administrator by the transferee’s acceptance of an ERISA Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer an ERISA Restricted Certificate to a plan or other retirement arrangement or person using a plan’s or arrangement’s assets is attempted without the delivery to the Trust Administrator of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  March ___, 2007.

WELLS FARGO BANK, N.A.,
as Trust Administrator

By

Countersigned:

By ___________________________

Authorized Signatory of
WELLS FARGO BANK, N.A.,
as Trust Administrator

EXHIBIT G

[FORM OF CLASS 1-M CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, AN ERISA RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR OTHER RETIREMENT ARRANGEMENT, OR (B) IF THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION THAT THE TRANSFEREE IS AN INSURANCE COMPANY WHICH IS PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT,” AS THAT TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, OR PTCE 95-60, AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

:

Cut-off Date

:

March 1, 2007

First Distribution Date

:

April 25, 2007

Initial Certificate Balance

of this Certificate

(“Denomination”)

:

Initial Certificate Balances

of all Certificates

of this Class

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-3
Class 1-M-[__]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of three pools of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, the “Seller”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”), as special servicer (in such capacity, the “Special Servicer”) and as modification oversight agent, Universal Master Servicing LLC, as a servicer (a “Servicer”), Washington Mutual Mortgage Securities Corp., as a servicer (a “Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to Section 6.02(f) of the Agreement, no transfer of a Class 1-M-[__] Certificate which is an ERISA Restricted Certificate shall be made unless the Trust Administrator shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or other retirement arrangement, which representation letter shall not be an expense of the Trust Administrator or the Trust Fund or (ii) if the transferee is an insurance company, a representation that the transferee is an insurance company which is purchasing this certificate with funds contained in an “insurance company general account,” as that term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”) and that the purchase and holding of this certificate are covered under Sections I and III of PTCE 95-60, or (iii) in the case of any such Class 1-M-[__] Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or other retirement arrangement or any person acting using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Class 1-M-[__] Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer, the Special Servicer, the Servicers or any other servicers to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund.  Notwithstanding anything else to the contrary herein, any purported transfer of a Class 1-M-[__] Certificate to or on behalf of an employee benefit plan or other retirement arrangement subject to ERISA or the Code without the Opinion of Counsel satisfactory to the Trust Administrator as described above shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  March ___, 2007.

WELLS FARGO BANK, N.A.,
as Trust Administrator

By

Countersigned:

By ___________________________

Authorized Signatory of
WELLS FARGO BANK, N.A.,
as Trust Administrator

EXHIBIT H

REVERSE OF CERTIFICATES

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-3
Class [________]

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-3, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  [FOR LIBOR CERTIFICATES][With respect to the LIBOR Certificates, the Record Date applicable to each Distribution Date is the Business Day immediately preceding that Distribution Date so long as the Certificates remain Book-Entry Certificates, or otherwise on the close of business on the last Business Day of the month preceding the month in which the applicable Distribution Date occurs.  With respect to any other Class of Certificates, the close of business on the last Business Day of the month preceding the month in which the applicable Distribution Date occurs.]  [FOR NON-LIBOR CERTIFICATES][The Record Date applicable to each Distribution Date and each Class of Certificates is the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.]

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Seller, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in Minneapolis, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, the Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, the Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Seller, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

[On any Distribution Date on which the aggregate Stated Principal Balance of the Pool 1 Mortgage Loans is less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date, and certain conditions in the Agreement are satisfied, the Terminating Entity, as provided in the Agreement, will have the option to purchase, in whole, from the Trust Fund all the remaining Pool 1 Mortgage Loans, all real property acquired in respect of the Mortgage Loans remaining in the trust and any related trust assets at a purchase price determined as provided in the Agreement. If the Terminating Entity does not exercise such purchase options, on any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 5% of the aggregate Stated Principal Balance of the Pool 1 Mortgage Loans as of the Cut-Off Date, the Trust Administrator will solicit bids for the Pool 1 Mortgage Loans and the other assets in the trust related to Loan Group 1 in an auction procedures as provided in the Agreement.]

[On any Distribution Date on which the aggregate Stated Principal Balance of the Group C-B Mortgage Loans is less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date, and certain conditions in the Agreement are satisfied, the Terminating Entity, as provided in the Agreement, will have the option to purchase, in whole, from the Trust Fund all the remaining Group C-B Mortgage Loans, all real property acquired in respect of the Mortgage Loans remaining in the trust and any related trust assets at a purchase price determined as provided in the Agreement. If the Terminating Entity does not exercise such purchase options, on any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 5% of the aggregate Stated Principal Balance of the Group C-B Mortgage Loans as of the Cut-Off Date, the Trust Administrator will solicit bids for the Group C-B Mortgage Loans and the other assets in the trust related to Loan Group 2, Loan Group 3 and Loan Group 4 in an auction procedures as provided in the Agreement.]

In the event that an optional termination or auction purchase does not occur, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date.  Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 (Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

                                                                                                                                                          ,

for the account of                                                                                                                             ,

account number                    , or, if mailed by check, to

                                                                                                                                                          .

Applicable statements should be mailed to

                                                                                                                                                          .

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT I

FORM OF SERVICER INFORMATION

The following information will be e-mailed to the Master Servicer by each Servicer, and to the Trust Administrator by the Master Servicer, in accordance with Section 4.05:

Standard File Layout - Master Servicing
Column Name	Description	Decimal	Format Comment	Max Size
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 10 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
BORROWER_NAME	The borrower name as received in the file. It is not separated by first and last name.		Maximum length of 30 (Last, First)	30
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
			Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11

WELLS FARGO BANK, N.A.

Calculation of Realized Loss/Gain Form 332– Instruction Sheet

NOTE:  Do not net or combine items.  Show all expenses individually and all credits as separate line items.  Claim packages are due on the remittance report date.  Late submissions may result in claims not being passed until the following month.  The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.

The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.

Complete as applicable.  Required documentation:

*  For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty.  Advances prior to default require evidence of servicer efforts to recover advances.

*  For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

*  Other expenses -  copies of corporate advance history showing all payments

*  REO repairs > $1500 require explanation

*  REO repairs >$3000 require evidence of at least 2 bids.

*  Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Servicing Officer Certification

*  Unusual or extraordinary items may require further documentation.

13.

The total of lines 1 through 12.

Credits:

14-21.

Complete as applicable.  Required documentation:

* Copy of the HUD 1 from the REO sale.  If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

*  Copy of EOB for any MI or gov't guarantee

*  All other credits need to be clearly defined on the 332 form

22.

The total of lines 14 through 21.

Please Note:

For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.

The total derived from subtracting line 22 from 13.  If the amount represents a realized gain, show the amount in parenthesis (   ).

Calculation of Realized Loss/Gain Form 332

Prepared by:  __________________

Date:  _______________

Phone:  ______________________   Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________

Property Address: _________________________________________________________

Liquidation Type:  REO Sale

 3rd Party Sale

Short Sale

Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown

Yes

    No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)

Actual Unpaid Principal Balance of Mortgage Loan

$ ______________

(1)

(2)

Interest accrued at Net Rate

 _______________

(2)

(3)

Accrued Servicing Fees

 _______________

(3)

(4)

Attorney's Fees

 _______________

(4)

(5)

Taxes (see page 2)

 _______________

(5)

(6)

Property Maintenance

 _______________

(6)

(7)

MI/Hazard Insurance Premiums (see page 2)

 _______________

(7)

(8)

Utility Expenses

 _______________

(8)

(9)

Appraisal/BPO

 _______________

(9)

(10)

Property Inspections

 _______________

(10)

(11)

FC Costs/Other Legal Expenses

 _______________

(11)

(12)

Other (itemize)

 _______________

(12)

Cash for Keys__________________________

 _______________

(12)

HOA/Condo Fees_______________________

 _______________

(12)

______________________________________

 _______________

(12)

Total Expenses

$ _____________

(13)

Credits:

(14)

Escrow Balance

$______________

(14)

(15)

HIP Refund

 _______________

(15)

(16)

Rental Receipts

 _______________

(16)

(17)

Hazard Loss Proceeds

 _______________

(17)

(18)

Primary Mortgage Insurance / Gov’t Insurance

 _______________

(18a) HUD Part A

 _______________

(18b) HUD Part B

(19)

Pool Insurance Proceeds

 _______________

(19)

(20)

Proceeds from Sale of Acquired Property

 _______________

(20)

(21)

Other (itemize)

 _______________

(21)

_________________________________________

 _______________

(21)

Total Credits

$______________

(22)

Total Realized Loss (or Amount of Gain)

$______________

(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

Standard File Layout – Delinquency Reporting

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with Instructions to begin foreclosure prodeedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•

ASUM-

Approved Assumption

•

BAP-

Borrower Assistance Program

•

CO-

   Charge Off

•

DIL-

   Deed-in-Lieu

•

FFA-

   Formal Forbearance Agreement

•

MOD-

   Loan Modification

•

PRE-

   Pre-Sale

•

SS-

   Short Sale

•

MISC-

Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•

Mortgagor

•

Tenant

•

Unknown

•

Vacant

The Property Condition field should show the last reported condition of the property as follows:

•

Damaged

•

Excellent

•

Fair

•

Gone

•

Good

•

Poor

•

Special Hazard

•

Unknown

Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

EXHIBIT I-A

FORM OF SERVICER INFORMATION (WMMSC)

The following information will be e-mailed to the Trust Administrator by WMMSC, in accordance with Section 4.05:

Servicer Loan Number
Trust Loan Number (if applicable)
Scheduled Net Interest
Scheduled Principal
Curtailment Applied
Curtailment Adjustment
Mortgage Rate
Servicing Fee Rate
P&I Payment
Beginning Scheduled Balance
Ending Scheduled Balance
Ending Actual Principal Balance
Due Date
Prepayment in full Principal
Prepayment in full Net Interest
Prepayment in full Penalty
Delinquencies:

1-30
31-60
61-90
91 +

Foreclosures
REO Properties
Loss Amounts & Loss Types (i.e., Bankruptcy, Excess, Deficient Valuation, Debt Reduction)

Kristen Knight
First Security Investor Reporting
150 South Wacker Drive
Chicago, IL  60606-4102
Phone No. 312-425-3281
Fax No.       312-425-4281
kknight@fsir.com

WELLS FARGO BANK, N.A.

Form 332

Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan’s removal from the Mortgage Loan Activity Report.  The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the “Statement Date”) in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.

The actual Unpaid Principal Balance of the Mortgage Loan.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7.

Complete as necessary.  All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense.  Entries not properly documented will not be reimbursed to the Servicer.

8.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.

10.

The total of lines 1 through 9.

Credits

11-17.

Complete as necessary.  All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc.  to document the credit.  If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.

The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19.

The total derived from subtracting line 18 from 10.  If the amount represents a realized gain, show the amount in parenthesis (   ).

WELLS FARGO BANK, N.A.

CALCULATION OF REALIZED LOSS

WELLS FARGO BANK, N.A. Trust:  ___________________________

Prepared by:  __________________

Date:  _______________

Phone:  ______________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A.

Loan No._____________________________

Borrower’s Name:________________________________________________________

Property
Address:________________________________________________________________

Liquidation and Acquisition Expenses:

Actual Unpaid Principal Balance of Mortgage Loan

$ _______________(1)

Interest accrued at Net Rate

 ________________(2)

Attorney’s Fees

 ________________(3)

Taxes

 ________________(4)

Property Maintenance

 ________________(5)

MI/Hazard Insurance Premiums

 ________________(6)

Hazard Loss Expenses

 ________________(7)

Accrued Servicing Fees

 ________________(8)

Other (itemize)

 ________________(9)

_________________________________________

$ _________________

_________________________________________

 __________________

_________________________________________

 __________________

_________________________________________

 __________________

Total Expenses

$ ______________(10)

Credits:

Escrow Balance

$ ______________(11)

HIP Refund

________________(12)

Rental Receipts

________________(13)

Hazard Loss Proceeds

________________(14)

Primary Mortgage Insurance Proceeds

________________(15)

Proceeds from Sale of Acquired Property

________________(16)

Other (itemize)

________________(17)

_________________________________________

___________________

_________________________________________

___________________

Total Credits

$________________(18)

Total Realized Loss (or Amount of Gain)

$________________(19)

EXHIBIT I-B

BASE LIQUIDATION REPORT

The following information will be e-mailed to the Trust Administrator by SPS, in accordance with Section 4.05:

Base Liquidation Report

Type of Liquidation:

Investor Loan Number:

Loan Number:

Liq Report log No:

Lien Position:

Report Date:

REMIC #

Ending Interest Rate:

Original Amount of Loan:

Fixed or Adjustable:

UPB Accrued Int to frcl sale:

Advanced Delinquent Interest:

Date Borrower Paid To:

Borrower's Name:

Property Address:

MSP Bank/Category:

Note Date:

Date of REO:

Disposition Date:

Amount

Date of Valuation

Type of Valuation

Market Value

AS IS:

Repaired:

Supplemental Value

AS IS:

Repaired:

REO BPO Value:

List Price:

Sales Price:

Proceeds

Expenses

List Price:

Servicing Advances:

Sales Price:

Payee 70R01 Acquisition:

Broker’s Commission:

Payee 75R60 REO:

Bonus Commission:

Payee 75R49 Foreclosure:

Lien Purchase/Paid Off:

Payee 75R36 Escrow:

Seller Closing Costs:

Payee 75R52 Bankruptcy:

Repair Costs:

Discrepancy Amount:

Seller Concessions:

Servicing Advance Total:

Other Closing Costs:

_______________

Advances Applied After Liquidation:

Net Proceeds:

_______________

Prior Additional Advances:

Escrow Balance:

Escrow Advance:

Suspense Balance:

Interest On Advances:

Restricted Escrow:

Other Advances:

Rental Income Received:

Servicing Advance Holdbacks:

Insurance Settlement Received:

Property Inspection:

Other:

BPO:

Total Liquidation Proceeds:

Lender Placed Insurance:

Total Liquidation Expenses:

Utilities:

Net Liquidation Proceeds:

REO Repair Costs:

Loan Principal Balance:

Foreclosure Fees:

Realized Gain/Loss Amount:

Bankruptcy:

Additional Proceeds Applied:

Eviction Costs:

Prior Additional Proceeds:

Transfer Tax:

Reconveyance Fees:

Other Holdbacks:

Demand Fee:

Total Holdbacks:

Loss Severity:

Other Fees (Including Fee Code B):
   UPB Accrued Interest to COE:
   Advanced Delinquent Interest:
   Stopped Delinquent Interest:
   Deferred Interest:
   Additional Interest:

    Total Liquidation Expenses:

Mgr. Approval ________________

Corp. Approval

EXHIBIT J

FORM OF INITIAL CERTIFICATION OF TRUSTEE

[_________________, 200_]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

DLJ Mortgage Capital, Inc.
11 Madison Avenue, 4th Floor
New York, New York 10010

Financial Security Assurance Inc.

31 West 52nd Street

New York, NY 10019

Re:

Pooling and Servicing Agreement (“Pooling and Servicing Agreement”) relating to [__________________] CSMC Mortgage-Backed Pass-Through Certificates, Series 200_-___

Ladies and Gentlemen:

In accordance with and subject to the provisions of Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, it has (a) received an original Mortgage Note with respect to each Mortgage Loan listed on the Mortgage Loan Schedule and (b) received an original Mortgage (or a certified copy thereof) with respect to each Mortgage Loan listed on the Mortgage Loan Schedule in accordance with Section 2.01 of the Pooling and Servicing Agreement.  The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically mentioned above.  The Trustee makes no representations as to:  (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

The Trustee acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor’s right, title and interest in and to the Mortgage Loans.

Capitalized terms used herein without definition shall have the meaning assigned to them in the Pooling and Servicing Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:

Authorized Representative

EXHIBIT K

FORM OF FINAL CERTIFICATION OF TRUSTEE

           [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

DLJ Mortgage Capital, Inc.
11 Madison Avenue, 4th Floor
New York, New York 10010

Financial Security Assurance Inc.

31 West 52nd Street

New York, NY 10019

Re:

Pooling and Servicing Agreement (“Pooling and Servicing Agreement”) relating to [___________________] CSMC Mortgage-Backed Pass-Through Certificates, Series 200_-___

Ladies and Gentlemen:

In accordance with and subject to the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule it has reviewed the Mortgage File and has determined that (based solely on its review of each such documents on its face) (i) all documents described in clauses (i)-(v) of Section 2.01(b) of the Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered and such documents relate to such Mortgage Loan and (iii) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in Section 2.01 of the Pooling and Servicing Agreement.  The Trustee has made no independent examination of any documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement beyond the review specifically required therein.  The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized terms used herein without definition have the meanings ascribed to them in the Pooling and Servicing Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:

Authorized Representative

EXHIBIT L

FORM OF REQUEST FOR RELEASE

           [date]

To:  U.S. Bank National Association

In connection with the administration of the Mortgage Loans held by you as Trustee under the Pooling and Servicing Agreement dated as of March 1, 2007 (the “Pooling and Servicing Agreement”), among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”),  Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Universal Master Servicing LLC, as a servicer (in such capacity, a “Servicer”), Washington Mutual Mortgage Securities Corp., as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”), as special servicer (in such capacity, the “Special Servicer”), and as modification oversight agent (in such capacity, the “Modification Oversight Agent”) and U.S. Bank National Association, as trustee (the “Trustee”), the undersigned hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor’s Name:

Address:

Loan No.:

Reason for requesting file:

____	1.

Mortgage Loan paid in full.

(The Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____	2.	Mortgage Loan purchased. (The Servicer hereby certifies that the Purchase Price has been credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)
____	3.	The Mortgage Loan is being foreclosed.
____	4.	Other. (Describe)

The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned, except if the Mortgage Loan has been paid in full or purchased (in which case the Mortgage File will be retained by us permanently) when no longer required by us for such purpose.

Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

[NAME OF SERVICER]

By:

Name:

Title:

EXHIBIT M

FORM OF TRANSFEROR CERTIFICATE
          [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, NY 10010

Wells Fargo Bank, National Association                                                                                                       Sixth Street and Marquette Avenue                                                                                                   Minneapolis, Minnesota  55479

Re:

[__________________] CSMC Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the “Act”), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Class AR Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

Very truly yours,

Print Name of Transferor

By:

Authorized Officer

EXHIBIT N-1

FORM OF INVESTMENT LETTER
           [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, NY 10010

Wells Fargo Bank, National Association                                                                                                       Sixth Street and Marquette Avenue                                                                                                   Minneapolis, Minnesota  55479

Re:

[__________________] Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an “accredited investor,” as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) in the case of an ERISA-Restricted Certificate, either (i) we are not an employee benefit plan or other retirement arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we using the assets of any such plan or other retirement arrangement, (ii) we are providing an Opinion of Counsel which establishes to the reasonable satisfaction of the Trustee that the purchase and holding of ERISA Restricted Certificates by, on behalf of or with “plan assets” of such plan or other retirement arrangement will not result in non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer, the Special Servicer, the Modification Oversight Agent, the Sellers, the Servicers or any other servicers to any obligation in addition to those undertaken in the Pooling and Servicing Agreement dated as of March 1, 2007 or (iii) if, in the case of ERISA Restricted Certificates that have been the subject of an ERISA-Qualifying Underwriting, we are an insurance company, we are purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and our purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) in the case of an ERISA-Restricted Cap Certificate, the acquisition and holding of the certificate is eligible for exemptive relief under Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or Section 408(b)(17) of ERISA, (f) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (h) below), (g) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (h) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

Very truly yours,

________________________

Print Name of Transferee

By:

Authorized Officer

EXHIBIT N-2

FORM OF RULE 144A LETTER
           [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, NY 10010

Wells Fargo Bank, National Association                                                                                                       Sixth Street and Marquette Avenue                                                                                                   Minneapolis, Minnesota  55479

Re:

[__________________] CSMC Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan or other retirement arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended,  or Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we using the assets of any such plan or other retirement arrangement, (ii) we are providing an Opinion of Counsel which establishes to the reasonable satisfaction of the Trustee that the purchase and holding of ERISA Restricted Certificates by, on behalf of or with “plan assets” of such plan will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer, the Special Servicer, the Servicers or any other servicers to any obligation in addition to those undertaken in the Pooling and Servicing Agreement dated as of March 1, 2007 or (iii) if, in the case of an ERISA Restricted Certificates that have been the subject of an ERISA-Qualifying Underwriting, we are an insurance company, we are purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and our purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) in the case of an ERISA-Restricted Cap Certificate, the acquisition and holding of the certificate is eligible for exemptive relief under Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or Section 408(b)(17) of ERISA, (f) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (g) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Act (“Rule 144A”) and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, (h) we are aware that the sale to us is being made in reliance on Rule 144A, and (i) we are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (A) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (B) pursuant to another exemption from registration under the Act.

Very truly yours,

Print Name of Transferee

By:

Authorized Officer

EXHIBIT N-3

FORM OF REGULATION S LETTER

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

Wells Fargo Bank, National Association                                                                                                       Sixth Street and Marquette Avenue                                                                                                   Minneapolis, Minnesota  55479

Re:

[_________________________] CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-3 (the “Certificates”)

Reference is hereby made to the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of March 1, 2007, among the Depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as a servicer, as master servicer and as trust administrator, Select Portfolio Servicing, Inc., as a servicer, as special servicer and as modification oversight agent, Universal Master Servicing LLC, as a servicer, Washington Mutual Mortgage Securities Corp., as a servicer and U.S. Bank National Association, as trustee.  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.

This letter relates to U.S. $                              aggregate principal amount of Certificates which are held in the name of [name of transferor]                                                         (the “Transferor”).  The Transferor intends to transfer the Certificates to [name of transferee] ____________________ (the “Transferee”).

In connection with such request, each of the Transferor and the Transferee does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Pooling and Servicing Agreement and the Certificates and in accordance with Rule 904 of Regulation S, and that:

a.

the offer of the Certificates was not made to a person in the United States;

b.

at the time the buy order was originated, the Transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the Transferee was outside the United States;

c.

no directed selling efforts have been made in contravention of the requirements of Rule 903 or 904 of Regulation S, as applicable;

d.

the transaction is not part of a plan or scheme to evade the registration requirements of the United States Securities Act of 1933, as amended; and

e.

the Transferee is not a U.S. person (as defined in Regulation S).

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.  Terms used in this letter and not otherwise defined herein or in the Pooling and Servicing Agreement shall have the meanings set forth in Regulation S.

[Name of Transferor]

By:

Name:

      Title:

[Name of Transferee]

By:

Name:

      Title:

Date:                                   ,

EXHIBIT O

FORM OF INVESTOR TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF

)

: ss.:

COUNTY OF

)

[NAME OF OFFICER], being first duly sworn, deposes and says:

1.

That he is [Title of Officer] or [Name of Owner] (record or beneficial owner (the “Owner”) of the Class AR Certificates (the “Class AR Certificates”)), a [savings institution] [corporation] duly organized and existing under the laws of [the State of             ] [the United States], on behalf of which he makes this affidavit and agreement.

2.

That the Owner (i) is not and will not be a “disqualified organization” as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class AR Certificates, and (iii) is acquiring the Class AR Certificates for its own account.  A “Permitted Transferee” is any person other than a “disqualified organization.”  (For this purpose, a “disqualified organization” means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers’ cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3.

That the Owner is aware (i) of the tax that would be imposed on transfers of Class AR Certificates to disqualified organizations under the Code; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class AR Certificates may be “noneconomic residual interests” within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

4.

That the Owner is aware of the tax imposed on a “pass-through entity” holding Class AR Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity.  (For this purpose, a “pass through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5.

That the Owner is aware that the Trust Administrator will not register the Transfer of any Class AR Certificates unless the transferee, or the transferee’s agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement.  The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

6.

That the Owner has reviewed the restrictions set forth on the face of the Class AR Certificates and the provisions of Section 6.02 of the Pooling and Servicing Agreement under which the Class AR Certificates were issued.  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

7.

That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class AR Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

8.

That the Owner’s Taxpayer Identification Number is ________________.

9.

That the Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any State thereof or the District of Columbia, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

10.

That no purpose of the Owner relating to the purchase of the Class AR Certificate by the Owner is or will be to impede the assessment or collection of tax.

11.

That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

12.

That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

13.

That no purpose of the Owner relating to any sale of the Class AR Certificate by the Owner will be to impede the assessment or collection of tax.

14.

The Owner hereby agrees to cooperate with the Trust Administrator and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the Trust Fund.

15.

That the Owner

(a) is not an employee benefit plan or other retirement arrangement subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any other person purchasing any Certificate with the assets of any such plan or other retirement arrangement;

(b) is an insurance company and the certificate has been the subject of an ERISA-Qualifying Underwriting, the source of funds to be used by it to purchase the Certificates is an “insurance company general account” (within the meaning of Department of Labor Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60; or

(c) provides an Opinion of Counsel which establishes to the reasonable satisfaction of the Trust Administrator that the purchase and holding of an ERISA Restricted Certificate by, on behalf of or with the assets of such plan will not result in non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer, the Special Servicer, the Modification Oversight Agent, the Sellers, the Servicers or any other servicers to any obligation in addition to those undertaken in the Pooling and Servicing Agreement dated as of March 1, 2007.

16.

The Owner has provided financial statements or other financial information requested by the transferor in connection with the transfer of the Residual Certificates to permit the transferor to assess the financial capability of the Owner to pay any such taxes.

IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of ___________.

[NAME OF OWNER]

By:

[Name of Officer]

[Title of Officer]

[Corporate Seal]

ATTEST:

[Assistant] Secretary

Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this _____ day of _______________________.

NOTARY PUBLIC

COUNTY OF

STATE OF

My Commission expires the _____day of __________________, 20____.

EXHIBIT P

FORM OF TRANSFER CERTIFICATE

[date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

Wells Fargo Bank, National Association                                                                                                       Sixth Street and Marquette Avenue                                                                                                   Minneapolis, Minnesota  55479

Re:

[_________________________] CSMC Mortgage-Backed Pass-Through Certificates, Series 200_-___, Class AR (the “Certificates”)

Ladies and Gentlemen:

This letter is delivered to you in connection with the sale by _________________ (the “Seller”) to ____________________________________ (the “Purchaser”) of a _______% Percentage Interest in the above referenced Certificates, pursuant to Section 6.02 of the Pooling and Servicing Agreement, dated as of March 1, 2007, (the “Pooling and Servicing Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as a servicer, as master servicer and as trust administrator, Select Portfolio Servicing, Inc., as a servicer, as special servicer and modification oversight agent, Universal Master Servicing LLC, as a servicer, Washington Mutual Mortgage Securities Corp., as a servicer and U.S. Bank National Association, as trustee.  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.  The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

1.

No purpose of the Seller relating to the sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of any tax.

2.

The Seller understands that the Purchaser has delivered to the Trust Administrator a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit O.  The Seller does not know or believe that any representation contained therein is false.

3.

The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

4.

The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificate.

5.

The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

6.

The Purchaser has represented to the Seller that, if the Certificate constitutes a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificate as they become due.

Very truly yours,

[SELLER]

By:

Name:

Title:

EXHIBIT Q

RELEVANT SERVICING CRITERIA

The assessment of compliance to be delivered by the Servicers, Master Servicer and the Trust Administrator shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria” with respect to such party:

Regulation AB Reference	Servicing Criteria	Servicers	Master Servicer	Trust Administrator

General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

		X	X
Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

		X	X	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

		X	X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

		X	X	X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

		X	X	X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

		X	X	X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.

		X	X	X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X	X	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X	X	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X	X	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

[NAME OF COMPANY]

Date:

_________________________

By:
Name:

________________________________
Title:

________________________________

EXHIBIT R

Additional Form 10-D Disclosure

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 1: Distribution and Pool Performance Information
Information included in the [Monthly Statement]	Master Servicer Trust Administrator
Any information required by 1121 which is NOT included on the [Monthly Statement]	Depositor

Item 2: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceeding known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee, Master Servicer, Trust Administrator and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Trust Administrator	Trust Administrator
▪ Master Servicer	Master Servicer
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Master Servicer or Trust Administrator)	Servicer (as to itself)
▪ Any other party contemplated by 1100(d)(1)	Depositor

Item 3:  Sale of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K.  Pricing information can be omitted if securities were not registered.

Depositor

Item 4:  Defaults Upon Senior Securities

Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)

Trust Administrator Trustee
Item 5: Submission of Matters to a Vote of Security Holders Information from Item 4 of Part II of Form 10-Q	Trust Administrator Trustee
Item 6: Significant Obligors of Pool Assets Item 1112(b) – Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Item 7: Significant Enhancement Provider Information Item 1114(b)(2) – Credit Enhancement Provider Financial Information*
▪ Determining applicable disclosure threshold	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
Item 1115(b) – Derivative Counterparty Financial Information*
▪ Determining current maximum probable exposure	Depositor
▪ Determining current significance percentage	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
Item 8: Other Information Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	Any party responsible for the applicable Form 8-K Disclosure item
Item 9: Exhibits
Monthly Statement to Certificateholders	Trust Administrator
Exhibits required by Item 601 of Regulation S-K, such as material agreements	Depositor

EXHIBIT S
FORM OF MONTHLY STATEMENT TO CERTIFICATEHOLDERS

(i)

with respect to each Class of Certificates which are not Notional Amount Certificates and, unless otherwise stated, the related Distribution Date,

(a)

the Initial Class Principal Balance of such Class as of the Cut-off Date;

(b)

the Class Principal Balance of such Class before giving effect to the distribution of principal and interest;

(c)

the amount of the related distribution on such Class allocable to interest;

(d)

the amount of the related distribution on such Class allocable to principal;

(e)

the sum of the principal and interest payable to such Class;

(f)

the Realized Loss allocable to such Class;

(g)

the Class Unpaid Interest Amount allocable to such Class;

(h)

the Class Principal Balance of such Class after giving effect to the distribution of principal and interest;

(i)

the Pass-Through Rate for such Class;

(j)

any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

(k)

any shortfall in principal allocable to such Class, if such amount is greater than zero;

(ii)

with respect to each Class of Certificates which are Notional Amount Certificates and, unless otherwise stated, the related Distribution Date,

(a)

the Notional Amount of such Class as of the Cut-off Date;

(b)

the Notional Amount of such Class before giving effect to the distribution of interest;

(c)

the amount of the related distribution on such Class allocable to interest;

(d)

the amount of the related distribution on such Class allocable to principal;

(e)

the sum of the principal and interest payable to such Class;

(f)

the Realized Loss allocable to such Class;

(g)

the Class Unpaid Interest Amount allocable to such Class;

(h)

the Notional Amount of such Class after giving effect to the distribution of interest;

(i)

the Pass-Through Rate for such Class;

(j)

any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

(iii)

with respect to a $1000 factor of the Initial Class Principal Balance of each Class of Certificates which are not Notional Amount Certificates and the related Distribution Date,

(a)

the CUSIP number assigned to such Class;

(b)

the Class Principal Balance of such Class factor prior to giving effect to the distribution of principal and interest;

(c)

the amount of the related distribution allocable to interest on such Class factor;

(d)

the amount of the related distribution allocable to principal on such Class factor;

(e)

the sum of the principal and interest payable to such Class factor;

(f)

the Class Principal Balance of such Class factor after giving effect to the distribution of principal and interest;

(iv)

with respect to a $1000 factor of the Initial Class Principal Balance of each Class of Certificates which are Notional Amount Certificates and the related Distribution Date,

(a)

the CUSIP number assigned to such Class;

(b)

the Notional Amount of such Class factor prior to giving effect to the distribution of interest;

(c)

the amount of the related distribution allocable to interest on such Class factor;

(d)

the amount of the related distribution allocable to principal on such Class factor;

(e)

the sum of the principal and interest payable to such Class factor;

(f)

the Notional Amount of such Class factor after giving effect to the distribution of interest;

(v)

with respect to each Loan Group, in the aggregate, and, unless otherwise stated, the related Distribution Date,

(a)

the Scheduled Payment of principal for such Loan Group;

(b)

the amount of Principal Prepayments allocable to such Loan Group;

(c)

the amount of principal allocable to such Loan Group as a result of repurchased Mortgage Loans in such Loan Group;

(d)

the Substitution Adjustment Amount allocable to such Loan Group;

(e)

the amount of Net Liquidation Proceeds allocable to such Loan Group;

(f)

the amount of Insurance Proceeds allocable to such Loan Group;

(g)

the amount of any other distributions allocable to principal for such Loan Group;

(h)

the number of Mortgage Loans in such Loan Group as of the first day of the related Collection Period;

(i)

the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the first day of the related Collection Period;

(j)

the number of Mortgage Loans in such Loan Group as of the last day of the related Collection Period;

(k)

the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the last day of the related Collection Period;

(l)

the Master Servicing Fee, by Loan Group;

(m)

the sum of the Servicing Fee, the Mortgage Guaranty Insurance Policy fees, if applicable and the [RMIC/TGIC/MGIC] PMI fees, if applicable, for such Loan Group;

(n)

the Trust Administrator Fee, if any, applicable to such Loan Group;

(o)

the amount of current Advances allocable to such Loan Group;

(p)

the amount of outstanding Advances allocable to such Loan Group;

(q)

the number and aggregate principal amounts of Mortgage Loans (not including a Liquidated Mortgage Loan as of the end of the Prepayment Period) that were delinquent, using the OTS method (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 days or more, for such Loan Group, including delinquent bankrupt Mortgage Loans but excluding foreclosure and REO Mortgage Loans;

(r)

the number and aggregate principal amounts of Mortgage Loans that are currently in bankruptcy, but not delinquent, for such Loan Group;

(s)

the number and aggregate principal amounts of Mortgage Loans that are in foreclosure for such Loan Group;

(t)

the Rolling Three Month Delinquency Rate or Rolling Six Month Delinquency Rate for such Loan Group;

(u)

the number and aggregate principal amount of any REO properties as of the close of business on the Determination Date preceding such Distribution Date for such Loan Group;

(v)

current Realized Losses allocable to such Loan Group;

(w)

cumulative Realized Losses allocable to such Loan Group;

(x)

Applied Loss Amount allocable to Loan Group 1;

(y)

the weighted average term to maturity of the Mortgage Loans in such Loan Group as of the close of business on the last day of the calendar month preceding the related Distribution Date;

(z)

the number and principal amount of claims submitted under the Mortgage Guaranty Insurance Policy, as applicable;

(aa)

the number and principal amount of claims paid under the [RMIC/TGIC/MGIC] PMI Policy, as applicable;

(bb)

the number of Mortgage Loans in such Loan Group that have Prepayment Penalties and for which prepayments were made during the related Collection Period, as applicable;

(cc)

the aggregate principal balance of Mortgage Loans in such Loan Group that have Prepayment Penalties and for which prepayments were made during the related Collection Period, as applicable;

(dd)

the aggregate amount of Prepayment Penalties collected for such Loan Group during the related Collection Period, as applicable;

(ee)

current Realized Losses allocated to each Mortgage Loan in such Loan Group that has previously been allocated a Realized Loss;

(ff)

cumulative Realized Losses allocated to each Mortgage Loan in such Loan Group that has previously been allocated a Realized Loss;

(gg)

current Recoveries allocable to such Loan Group;

(hh)

cumulative Recoveries allocable to such Loan Group;

(ii)

current aggregate Stated Principal Balance of Qualified Substitute Mortgage Loans substituted for Deleted Mortgage Loans in such Loan Group;

(jj)

cumulative aggregate Stated Principal Balance of Qualified Substitute Mortgage Loans substituted for Deleted Mortgage Loans in such Loan Group;

(kk)

the Capitalized Reimbursement Amount for such Loan Group;

(vi)

with respect to each Rounding Account for the applicable Class of Certificates and, unless otherwise stated, the related Distribution Date,

(a)

the related Rounding Account balance immediately before the related Distribution Date;

(b)

additions to the related Rounding Account immediately before the related Distribution Date;

(c)

withdrawals from the related Rounding Account immediately after the related Distribution Date;

(d)

the related Rounding Account balance immediately after the related Distribution Date;

(vii)

with respect to each overcollateralized Group of Certificates and, unless otherwise stated, the related Distribution Date,

(a)

the Targeted Overcollateralization Amount for such Group;

(b)

the Overcollateralization Amount for such Group;

(c)

the Overcollateralization Deficiency for such Group;

(d)

the Overcollateralization Release Amount for such Group;

(e)

the Monthly Excess Interest for such Group;

(f)

the amount of any payment to the Class [_]-X Certificates related to such Group;

(g)

if applicable, the Excess Interest Amount from an unrelated Group of Certificates that provides additional credit enhancement to the related overcollateralized Group of Certificates; and

(viii)

with respect to all of the Mortgage Loans, in the aggregate, and, unless otherwise stated, the related Distribution Date,

(a)

for each Servicer that is servicing any of such Mortgage Loans, the aggregate Stated Principal Balance of Mortgage Loans being serviced by such Servicer as of such Distribution Date;

(ix)

with respect each class of Exchangeable REMIC Certificates and Exchangeable Certificates, and, unless otherwise stated, the related Distribution Date,

(a)

exchanges that took place since the last Distribution Date;

(b)

the designations of the classes that were created;

(c)

if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds  available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

(d)

the balances of the outstanding Exchangeable Certificates, including Notional Amounts;

(e)

the pass-through rates on the outstanding Classes of Exchangeable Certificates;

(f)

interest and principal paid to, and losses allocated, to the outstanding Classes of Exchangeable Certificates; and

(g)

if no exchanges have occurred.

EXHIBIT T

Form 8-K Disclosure Information

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible

Item 1.01- Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus

All parties (as to themselves)

Item 1.02- Termination of a Material Definitive Agreement

Disclosure is required regarding termination of  any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

All parties (as to themselves)
Item 1.03- Bankruptcy or Receivership Disclosure is required regarding the bankruptcy or receivership, with respect to any of the following:	Depositor
▪ Sponsor (Seller)	Depositor/Sponsor (Seller)
▪ Depositor	Depositor
▪ Master Servicer	Master Servicer
▪ Affiliated Servicer	Servicer (as to itself)
▪ Other Servicer servicing 20% or more of the pool assets at the time of the report	Servicer (as to itself)
▪ Other material servicers	Servicer (as to itself)
▪ Trustee	Trustee
▪ Trust Administrator	Trust Administrator
▪ Significant Obligor	Depositor
▪ Credit Enhancer (10% or more)	Depositor
▪ Derivative Counterparty	Depositor
▪ Custodian	Custodian

Item 2.04- Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the monthly statements to the certificateholders.

Depositor Master Servicer Trust Administrator

Item 3.03- Material Modification to Rights of Security Holders

Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement.

Trust Administrator Depositor
Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of Fiscal Year Disclosure is required of any amendment “to the governing documents of the issuing entity”.	Depositor
Item 6.01- ABS Informational and Computational Material	Depositor

Item 6.02- Change of Servicer or Trust Administrator

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers or trustee.

Master Servicer/Trust Administrator/Depositor/ Servicer (as to itself)/Trustee
Reg AB disclosure about any new servicer or master servicer is also required.	Servicer (as to itself)/Master Servicer/Depositor
Reg AB disclosure about any new Trustee is also required.	Trustee

Item 6.03- Change in Credit Enhancement or External Support

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided.  Applies to external credit enhancements as well as derivatives.

Depositor/Trust Administrator
Reg AB disclosure about any new enhancement provider is also required.	Depositor
Item 6.04- Failure to Make a Required Distribution	Trust Administrator

Item 6.05- Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.

Depositor
If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.	Depositor
Item 7.01- Reg FD Disclosure	All parties (as to themselves)
Item 8.01- Other Events Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to certificateholders.	Depositor
Item 9.01- Financial Statements and Exhibits	Responsible party for reporting/disclosing the financial statement or exhibit

EXHIBIT U

FORM OF ANNUAL CERTIFICATION

Re:

The Pooling and Servicing Agreement, dated as of March 1, 2007 (the “Agreement”), by and among by and among Credit Suisse First Boston Mortgage Securities  Corp., as depositor (the “Depositor”), DLJ Mortgage Capital, Inc., a Delaware corporation, as seller (the “Seller”), Wells Fargo Bank, N.A., a national banking association, in its capacity as a servicer (a “Servicer”), as master servicer (the “Master Servicer”) and as trust administrator (the “Trust Administrator”), Select Portfolio Servicing, Inc., a Utah corporation, in its capacity as a servicer (a “Servicer”), in its capacity as special servicer (the “Special Servicer”) and in its capacity as modification oversight agent (the “Modification Oversight Agent”), Universal Master Servicing LLC, as a servicer (in such capacity, a “Servicer”), Washington Mutual Mortgage Securities Corp., as a servicer (in such capacity, a “Servicer”) and U.S. Bank National Association, a national banking association, as trustee (the “Trustee”).  I, ________________________________, the _______________________ of [NAME OF COMPANY] (the “Company”), certify to the Depositor, the Master Servicer, the Trust Administrator, and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed (i) the servicer compliance statement of the Company provided in accordance with Section 13.06 of the Pooling and Servicing Agreement (the “Compliance Statement”), (ii) the report on assessment of the Company’s compliance with the servicing criteria provided in accordance with Section 13.07 of the Pooling and Servicing Agreement, (iii) the registered public accounting firm’s attestation report provided in accordance with Section 13.08 of the Pooling and Servicing Agreement (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Company during 20[  ] that were delivered by the Company to the Trust Administrator pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)

Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)

Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Trust Administrator;

(4)

I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5)

The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to Trust Administrator.  Any material instances of noncompliance described in such reports have been disclosed to Trust Administrator.  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

By:

________________________________
Name:
Title

Date:

EXHIBIT V

Additional Disclosure Notification

Wells Fargo Bank, N.A.

Old Annapolis Road

Columbia, Maryland 21045

Fax: (410) 715-2380
Email: cts.sec.notifications@wellsfargo.com

Attn:  Corporate Trust Services- CSMC Mortgage Backed Trust Series 2007-3, CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-3—SEC REPORT PROCESSING

RE:  **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Article XIV of the Pooling and Servicing Agreement, dated as of March 1, 2007, by and among Credit Suisse First Boston Mortgage Securities  Corp., as depositor (the “Depositor”), DLJ Mortgage Capital, Inc. (“DLJMC”), a Delaware corporation, as seller (the “Seller”), Wells Fargo Bank, N.A. (“Wells Fargo”), a national banking association, in its capacity as a servicer (a “Servicer”), as master servicer (the “Master Servicer”) and as trust administrator (the “Trust Administrator”), Select Portfolio Servicing, Inc. (“SPS”), a Utah corporation, in its capacity as a servicer (a “Servicer”), in its capacity as special servicer (the “Special Servicer”) and in its capacity as modification oversight agent (the “Modification Oversight Agent”), Universal Master Servicing LLC, as a servicer (in such capacity, a “Servicer”), Washington Mutual Mortgage Securities Corp., as a servicer (in such capacity, a “Servicer”) and U.S. Bank National Association, a national banking association, as trustee (the “Trustee”), the undersigned, as [          ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [                       ], phone number:  [         ]; email address:  [                   ].

[NAME OF PARTY],

as [role]

By:

Name:
Title:

EXHIBIT W

Additional Form 10-K Disclosure

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Item 1B: Unresolved Staff Comments	Depositor
Item 9B: Other Information Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	Any party responsible for disclosure items on Form 8-K
Item 15: Exhibits, Financial Statement Schedules	Trust Administrator Depositor
Reg AB Item 1112(b): Significant Obligors of Pool Assets
Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Reg AB Item 1114(b)(2): Credit Enhancement Provider Financial Information
▪ Determining applicable disclosure threshold	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
Reg AB Item 1115(b): Derivative Counterparty Financial Information
▪ Determining current maximum probable exposure	Depositor
▪ Determining current significance percentage	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceeding known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee, Master Servicer, Trust Administrator and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Trust Administrator	Trust Administrator
▪ Master Servicer	Master Servicer
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Master Servicer or Trust Administrator)	Servicer (as to itself)
▪ Any other party contemplated by 1100(d)(1)	Depositor
Reg AB Item 1119: Affiliations and Relationships

Whether (a) the Sponsor (Seller), Depositor or Issuing Entity is an affiliate of the following parties, and (b) to the extent known and material, any of the following parties are affiliated with one another:

Depositor as to (a) Sponsor/Seller as to (a)
▪ Master Servicer	Master Servicer
▪ Trust Administrator	Trust Administrator
▪ Trustee	Trustee
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivate Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

Whether there are any “outside the ordinary course business arrangements” other than would be obtained in an arm’s length transaction between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material to a Certificateholder’s understanding of the Certificates:

Depositor as to (a) Sponsor/Seller as to (a)
▪ Master Servicer	Master Servicer
▪ Trust Administrator	Trust Administrator
▪ Trustee	Trustee
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivate Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

Whether there are any specific relationships involving the transaction or the pool assets between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material:

Depositor as to (a) Sponsor/Seller as to (a)
▪ Master Servicer	Master Servicer
▪ Trust Administrator	Trust Administrator
▪ Trustee	Trustee
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivate Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

EXHIBIT X

Form of Yield Maintenance Agreement

(On File with McKee Nelson LLP)

EXHIBIT Y

FORM OF CERTIFICATION

REGARDING SUBSTITUTION OF DEFECTIVE MORTGAGE LOANS

OFFICER’S CERTIFICATE OF DLJ MORTGAGE CAPITAL, INC.

[_______] [__], 20[__]

I, _________________, hereby certify that I am the duly authorized officer of DLJ Mortgage Capital, Inc., a Delaware corporation (“DLJMC”), and further certify that each of the Mortgage Loans substituted by DLJMC on [_______] [___], 20[___] were in violation of the terms of the Mortgages related thereto.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of March 1, 2007, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as a servicer, as master servicer and as trust administrator, Universal Master Servicing LLC, as a servicer, Washington Mutual Mortgage Securities Corp., as a servicer, Select Portfolio Servicing, Inc., as a servicer,  as a special servicer and as modification oversight agent and U.S. Bank National Association, as trustee, (the “Pooling and Servicing Agreement”).

                                                                                          DLJ MORTGAGE CAPITAL, INC.

           ______________________________

Name:

Date:

SCHEDULE I

Mortgage Loan Schedule

(On File With Trustee)

SCHEDULE IIA

Representations and Warranties of Seller – DLJ Mortgage Capital, Inc.

DLJMC, in its capacity as the Seller, hereby makes the representations and warranties set forth in this Schedule IIA to the Depositor, the Certificate Insurer, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

DLJMC is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation;

(ii)

DLJMC has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(iii)

the execution and delivery by DLJMC of this Agreement have been duly authorized by all necessary corporate action on the part of DLJMC; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on DLJMC or its properties or the certificate of incorporation or by-laws of DLJMC, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on DLJMC’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(iv)

the execution, delivery and performance by DLJMC of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

(v)

this Agreement has been duly executed and delivered by DLJMC and, assuming due authorization, execution and delivery by the Trustee, the Trust Administrator, the Master Servicer, the Servicers and the Depositor, constitutes a valid and binding obligation of DLJMC enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

(vi)

to the knowledge of DLJMC, there are no actions, litigation, suits or proceedings pending or threatened against DLJMC before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of DLJMC if determined adversely to DLJMC would reasonably be expected to materially and adversely affect DLJMC’s ability to perform its obligations under this Agreement; and DLJMC is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

SCHEDULE IIB

Representations and Warranties of Master Servicer – Wells Fargo Bank, N.A.

Wells Fargo, in its capacity as the Master Servicer, hereby makes the representations and warranties set forth in this Schedule IIB to the Depositor, the Certificate Insurer, the Trust Administrator and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

Wells Fargo is a national banking association duly formed, validly existing and in good standing and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

Wells Fargo has all requisite organizational power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of Wells Fargo enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws administered by the FDIC affecting the enforcement of contract obligations of insured banks, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of Wells Fargo or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which Wells Fargo is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to Wells Fargo of any court, regulatory body, administrative agency or governmental body having jurisdiction over Wells Fargo.

(iv)

There is no action, suit, proceeding or investigation pending, or to Wells Fargo’s knowledge threatened, against Wells Fargo before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by Wells Fargo of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by Wells Fargo of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE IIC

Representations and Warranties of Servicer, Special Servicer and Modification Oversight Agent – Select Portfolio Servicing, Inc.

SPS, in its capacities as a Servicer, Special Servicer and Modification Oversight Agent, hereby makes the representations and warranties set forth in this Schedule IIC to the Depositor, the Certificate Insurer, the Trustee, the Trust Administrator and the Master Servicer, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

SPS is a corporation duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

SPS has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of SPS enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of SPS or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which SPS is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to SPS of any court, regulatory body, administrative agency or governmental body having jurisdiction over SPS.

(iv)

There is no action, suit, proceeding or investigation pending, or to SPS’s knowledge threatened, against SPS before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might reasonably be expected to materially and adversely affect the performance by SPS of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by SPS of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE IID

Representations and Warranties of Servicer – Wells Fargo Bank, N.A.

Wells Fargo, in its capacity as a Servicer, hereby makes the representations and warranties set forth in this Schedule IID to the Depositor, the Certificate Insurer, the Trustee, the Trust Administrator and the Master Servicer, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

Wells Fargo is a national banking association duly formed, validly existing and in good standing and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

Wells Fargo has all requisite organizational power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of Wells Fargo enforceable in accordance with its terms, except as such enforceability may be limited by liquidation, conservatorship and similar laws administered by the FDIC affecting the contractual obligations of insured banks.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of Wells Fargo or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which Wells Fargo is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to Wells Fargo of any court, regulatory body, administrative agency or governmental body having jurisdiction over Wells Fargo.

(iv)

There is no action, suit, proceeding or investigation pending, or to Wells Fargo’s knowledge threatened, against Wells Fargo before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by Wells Fargo of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by Wells Fargo of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE IIE

Representations and Warranties of Seller and Servicer– Universal Master Servicing LLC

UMS, in its capacities as a Servicer, hereby makes the representations and warranties set forth in this Schedule IIE to the Depositor, the Certificate Insurer, the Trustee, the Trust Administrator and the Master Servicer, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

UMS is a limited liability company duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

UMS has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of UMS enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of UMS or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which UMS is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to UMS of any court, regulatory body, administrative agency or governmental body having jurisdiction over UMS.

(iv)

There is no action, suit, proceeding or investigation pending, or to UMS’s knowledge threatened, against UMS before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might reasonably be expected to materially and adversely affect the performance by UMS of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by UMS of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE IIF

Representations and Warranties of Servicer –
Washington Mutual Mortgage Securities Corp.

WMMSC, in its capacity as a Servicer, hereby makes the representations and warranties set forth in this Schedule IIF to the Depositor, the Certificate Insurer, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

WMMSC is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

WMMSC has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of WMMSC enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of WMMSC or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which WMMSC is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to WMMSC of any court, regulatory body, administrative agency or governmental body having jurisdiction over WMMSC.

(iv)

There is no action, suit, proceeding or investigation pending, or to WMMSC’s knowledge threatened, against WMMSC before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by WMMSC of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by WMMSC of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE IIIA

Representations and Warranties of DLJMC – DLJMC Mortgage Loans

DLJMC, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule IIIA to the Depositor, the Certificate Insurer, the Trustee, the Servicers and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified, with respect to the DLJMC Mortgage Loans identified on Schedule I hereto, except as otherwise specified herein.  Unless otherwise specified, each reference to a “Mortgage Loan” in this Schedule IIIA shall mean a DLJMC Mortgage Loan, and each reference to a “Mortgaged Property” shall mean a Mortgaged Property related to a DLJMC Mortgage Loan.

(i)

The information set forth in Schedule I, with respect to the DLJMC Mortgage Loans, is complete, true and correct in all material respects;

(ii)

[Reserved];

(iii)

All payments due prior to the Cut-off Date for such Mortgage Loan have been made as of the Closing Date, the Mortgage Loan is not 30 days or more delinquent in payment; there are no material defaults under the terms of the Mortgage Loan;

(iv)

All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

(v)

The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded or sent for recording to the extent any such recordation is required by law, or, necessary to protect the interest of the Depositor. No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in Schedule IA; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Mortgage Guaranty Insurance Policy and title insurance policy, to the extent required by the related policies;

(vi)

The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(vii)

All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the FNMA Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the FNMA Guides or by FHLMC, as well as all additional requirements set forth in Section 4.10 of this Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid.  If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to FNMA and FHLMC requirements, as well as all additional requirements set forth in Section 4.10 of this Agreement.  Such policy was issued by an insurer acceptable under FNMA or FHLMC guidelines.  The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

(viii)

Each Mortgage Loan at the time it was made complied in all material respects with applicable federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure and predatory and abusive lending laws applicable to the Mortgage Loan;

(ix)

The related Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including for Mortgage Loans that are not Cooperative Loans, all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note’s original principal balance.  The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto.  Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien, as applicable, of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein, and the Seller has the full right to sell and assign the same to the Depositor;

(x)

The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles;

(xi)

The Seller or its affiliate is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note.  Immediately prior to the transfer and assignment to the Depositor on the Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan and following the sale of the Mortgage Loan, the Depositor will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest;

(xii)

There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

(xiii)

All improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) except for de minimus encroachments permitted by the FNMA Guide and which have been noted on the appraisal or the title policy affirmatively insures against loss or damage by reason of any violation, variation or encroachment adverse circumstances which is either disclosed or would have been disclosed by an accurate survey, and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (xiii) above or are acceptable under FNMA or FHLMC guidelines and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

(xiv)

The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty.  At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property;

(xv)

The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the final approval of the mortgage loan application by a Qualified Appraiser, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan;

(xvi)

Each Mortgage Loan has been serviced in all material respects in compliance with accepted servicing practices;

(xvii)

With respect to each Cooperative Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related Cooperative Shares securing the related Mortgage Note, subject only to (a) liens of the Cooperative Property for unpaid assessments representing the Mortgagor’s pro rata share of the Cooperative Property’s payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement.  There are no liens against or security interest in the Cooperative Shares relating to each Cooperative Loan (except for unpaid maintenance, assessments and other amounts owed to the related Cooperative Property which individually or in the aggregate will not have a material adverse effect on such Cooperative Loan), which have priority over DLJMC’s security interest in such Cooperative Shares;

(xviii)

The Mortgage Loan complies with all the terms, conditions and requirements of the originator’s underwriting standards in effect at the time of origination of such Mortgage Loan.

(xix)

The Seller has delivered or caused to be delivered to the Trustee or the Custodian on behalf of the Trustee the original Mortgage bearing evidence that such instruments have been recorded in the appropriate jurisdiction where the Mortgaged Property is located as determined by the Seller (or, in lieu of the original of the Mortgage or the assignment thereof, a duplicate or conformed copy of the Mortgage or the instrument of assignment, if any, together with a certificate of receipt from the Seller or the settlement agent who handled the closing of the Mortgage Loan, certifying that such copy or copies represent true and correct copy(ies) of the originals) and that such original(s) have been or are currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located) or a certification or receipt of the recording authority evidencing the same;

(xx)

The Mortgage File contains each of the documents specified in Section 2.01(b) of this Agreement;

(xxi)

With respect to each Cooperative Loan, the Cooperative Shares that is pledged as security for the Cooperative Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(xxii)

With respect to each Mortgage Loan, (a) the Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority or (b) at the time the Mortgage Loan was originated, the originator was a mortgagee duly licensed as required by the State within which the Mortgage Loan was originated, and was subject to supervision and examination conducted by the applicable State authority of such State;

(xxiii)

The Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A);

(xxiv)

With respect to each Mortgage Loan sold by any Seller, to the knowledge of DLJMC, (i) no borrower obtained a prepaid single-premium credit insurance policy in connection with the origination of a Mortgage Loan, (ii) the related Servicer of each such Mortgage Loan has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis; (iii) no such Mortgage Loan will impose a Prepayment Penalty for a term in excess of five years;  and (iv) with respect to any Mortgage Loans that are on manufactured housing, such housing will be the principal residence of the borrower upon origination of such mortgage loan;

(xxv)

With respect to each Mortgage Loan sold by any Seller that was originated on or after October 1, 2002 and before March 7, 2003, no such Mortgage Loan is secured by a Mortgaged Property located in the State of Georgia and no Mortgage Loan sold by any Seller secured by Mortgaged Property located in the State of Georgia that was originated on or after March 7, 2003 is a “high cost home loan” as defined in the Georgia Fair Lending Act (HB 1361), as amended;

(xxvi)

 None of the Mortgage Loans sold by any Seller are classified as (a) a “high cost mortgage” loan under the Home Ownership and Equity Protection Act of 1994 or (b) a “high cost home,” “covered,” “high-cost,” “high-risk home,” or “predatory” loan under any other applicable state, federal or local law;

(xxvii)

With respect to each Mortgage Loan that has a Prepayment Penalty feature, each such Prepayment Penalty is enforceable and, at the time such Mortgage Loan was originated, each Prepayment Penalty complied with applicable federal, state and local law, subject to federal preemption where applicable;

(xxviii)

Each Mortgage Loan that is secured by residential real property (or a leasehold interest therein) has a loan-to-value ratio of 100% or less by Cut-Off Date Principal Balance;

(xxix)

No Mortgage Loan sold by any Seller is a “High Cost Loan” or “Covered Loan”, as applicable, as such terms are defined in the Standard & Poor’s LEVELS® Glossary, Appendix E, in effect as of the Closing Date; and

(xxx)

With respect to any Mortgage Loan originated on or after August 1, 2004, either (a) the related Mortgage and the related Mortgage Note does not contain a mandatory arbitration clause (that is, a clause that requires the related Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan) or (b) the related Mortgage and the related Mortgage Note contained a mandatory arbitration clause as of the related origination date and such clause has or will be waived by the originator or an entity designated by the Seller in writing no later than sixty (60) days after the related Closing Date which notice included or will include the following language: “WE ARE HEREBY NOTIFYING YOU THAT THE MANDATORY ARBITRATION CLAUSE OF YOUR LOAN, REQUIRING THAT YOU SUBMIT TO ARBITRATION TO RESOLVE ANY DISPUTE ARISING OUT OF OR RELATING IN ANY WAY TO YOUR MORTGAGE LOAN, IS IMMEDIATELY NULL AND VOID.  YOU ARE FREE TO CHOOSE TO EXERCISE ANY OF YOUR RIGHTS OR ENFORCE ANY REMEDIES UNDER YOUR MORTGAGE LOAN THROUGH THE COURT SYSTEM.”  A copy of the written notice referred to in the immediately preceding sentence, if applicable, shall be retained in the related Mortgage File.

SCHEDULE IVA

Yield Maintenance Notional Amounts for Class 2-A-1 Certificate

Distribution Date	Notional Amount (U.S.$)
April 2007	40,000,000.00
May 2007	39,700,073.31
June 2007	39,434,231.19
July 2007	38,602,131.34
August 2007	37,088,008.35
September 2007	35,379,281.18
October 2007	33,737,103.09
November 2007	32,160,364.47
December 2007	30,650,197.13
January 2008	29,202,373.85
February 2008	27,815,075.85
March 2008	26,485,933.56
April 2008	25,214,158.59
May 2008	23,996,049.32
June 2008	22,830,049.10
July 2008	21,714,374.15
August 2008	20,647,891.07
September 2008	19,625,876.29
October 2008	18,647,511.70
November 2008	17,707,857.60
December 2008	16,801,625.28
January 2009	15,925,559.39
February 2009	15,076,117.86
March 2009	14,252,285.78
April 2009	13,453,565.68
May 2009	12,679,468.29
June 2009	11,929,081.92
July 2009	11,201,940.83
August 2009	10,497,530.24
September 2009	9,815,356.33
October 2009	9,154,886.54
November 2009	8,515,645.91
December 2009	7,897,212.01
January 2010	7,299,169.91
February 2010	6,721,111.98
March 2010	6,162,637.84
April 2010	5,623,354.17
May 2010	5,102,874.63
June 2010	4,600,819.75
July 2010	4,116,816.76
August 2010	3,650,499.55
September 2010	3,201,508.49
October 2010	2,769,490.38
November 2010	2,354,098.27
December 2010	1,954,991.42
January 2011	1,571,835.17
February 2011	1,204,300.81
March 2011	852,065.54
April 2011	514,812.29
May 2011	192,229.71

SCHEDULE IVB

Yield Maintenance Notional Amounts for the Class 2-A-4 Certificate

Distribution Date	Notional Amount (U.S.$)
April 2007	60,599,499.00
May 2007	59,263,517.64
June 2007	57,863,364.74
July 2007	56,402,481.50
August 2007	54,883,473.66
September 2007	53,309,104.91
October 2007	51,682,289.85
November 2007	50,006,423.52
December 2007	48,284,675.52
January 2008	46,528,787.52
February 2008	44,744,447.49
March 2008	42,939,097.17
April 2008	41,115,305.58
May 2008	39,283,042.18
June 2008	37,445,945.34
July 2008	35,608,190.25
August 2008	33,772,287.02
September 2008	31,949,500.74
October 2008	30,141,156.91
November 2008	28,358,486.41
December 2008	26,612,988.45
January 2009	24,911,084.57
February 2009	23,258,897.53
March 2009	21,656,603.91
April 2009	20,103,156.62
May 2009	18,597,533.46
June 2009	17,139,726.05
July 2009	15,728,688.44
August 2009	14,363,527.69
September 2009	13,043,526.34
October 2009	11,767,711.06
November 2009	10,535,190.37
December 2009	9,344,985.36
January 2010	8,196,137.28
February 2010	7,087,707.05
March 2010	6,018,774.95
April 2010	4,988,440.21
May 2010	3,995,820.59
June 2010	3,040,052.08
July 2010	2,120,288.48
August 2010	1,235,701.08
September 2010	385,478.28

SCHEDULE IVC

Yield Maintenance Notional Amounts for the Class 4-A-3 Certificate

Distribution Date	Notional Amount (U.S.$)
April 2007	27,482,788.00
May 2007	26,835,660.16
June 2007	26,178,459.81
July 2007	25,512,777.40
August 2007	24,839,228.56
September 2007	24,158,631.71
October 2007	23,472,094.43
November 2007	22,784,487.34
December 2007	22,096,305.73
January 2008	21,413,283.63
February 2008	20,737,928.77
March 2008	20,070,364.39
April 2008	19,412,927.49
May 2008	18,765,841.71
June 2008	18,129,118.95
July 2008	17,505,609.46
August 2008	16,895,135.54
September 2008	16,297,954.03
October 2008	15,714,083.52
November 2008	15,143,322.52
December 2008	14,585,574.41
January 2009	14,040,750.81
February 2009	13,508,648.59
March 2009	12,989,067.61
April 2009	12,481,810.69
May 2009	11,986,683.55
June 2009	11,503,547.75
July 2009	11,032,211.58
August 2009	10,572,486.06
September 2009	10,124,184.96
October 2009	9,687,124.69
November 2009	9,261,124.35
December 2009	8,846,005.62
January 2010	8,441,592.78
February 2010	8,047,712.61
March 2010	7,664,194.41
April 2010	7,290,869.98
May 2010	6,927,573.47
June 2010	6,574,141.51
July 2010	6,230,413.05
August 2010	5,896,229.41
September 2010	5,571,434.16
October 2010	5,255,873.18
November 2010	4,949,394.58
December 2010	4,651,848.65
January 2011	4,363,087.88
February 2011	4,082,966.91
March 2011	3,811,342.46
April 2011	3,548,073.38
May 2011	3,293,020.54
June 2011	3,046,046.86
July 2011	2,807,017.24
August 2011	2,575,798.58
September 2011	2,352,259.69
October 2011	2,136,271.34
November 2011	1,927,706.13
December 2011	1,726,438.59
January 2012	1,532,345.04
February 2012	1,345,303.64
March 2012	1,165,194.32
April 2012	991,898.79
May 2012	883,181.56
June 2012	780,655.74
July 2012	684,209.58
August 2012	593,733.00
September 2012	509,117.57
October 2012	430,256.42
November 2012	357,044.33
December 2012	289,377.63
January 2013	227,154.16
February 2013	170,273.32
March 2013	118,636.00
April 2013	72,144.56
May 2013	48,499.71
June 2013	29,528.07
July 2013	15,138.54
August 2013	5,241.34

SCHEDULE VA

Interest Rate Cap Agreement Notional Amounts for the Class 1-M-1 Certificates

Interest Rate Cap Agreement Payment Date	Notional Amount ($)	Cap Strike Rate (%)	Cap Rate Ceiling (%)
May 2007	16,139,000	6.942	11.00
June 2007	16,139,000	6.718	11.00
July 2007	16,139,000	6.942	11.00
August 2007	16,139,000	6.718	11.00
September 2007	16,139,000	6.718	11.00
October 2007	16,139,000	6.942	11.00
November 2007	16,139,000	6.718	11.00
December 2007	16,139,000	6.942	11.00
January 2008	16,139,000	6.718	11.00
February 2008	16,139,000	6.718	11.00
March 2008	16,139,000	7.182	11.00
April 2008	16,139,000	6.718	11.00
May 2008	16,139,000	6.942	11.00
June 2008	16,139,000	6.719	11.00
July 2008	16,139,000	6.943	11.00
August 2008	16,139,000	6.719	11.00
September 2008	16,139,000	6.719	11.00
October 2008	16,139,000	6.943	11.00
November 2008	16,139,000	6.719	11.00
December 2008	16,139,000	6.943	11.00
January 2009	16,139,000	6.719	11.00
February 2009	16,139,000	6.719	11.00
March 2009	16,139,000	7.439	11.00
April 2009	16,139,000	6.719	11.00
May 2009	16,139,000	6.943	11.00
June 2009	16,139,000	6.720	11.00
July 2009	16,139,000	6.944	11.00
August 2009	16,139,000	6.720	11.00
September 2009	16,139,000	6.720	11.00
October 2009	16,139,000	6.944	11.00
November 2009	16,139,000	6.720	11.00
December 2009	16,139,000	6.944	11.00
January 2010	16,139,000	6.720	11.00
February 2010	16,139,000	6.720	11.00
March 2010	16,139,000	7.440	11.00

SCHEDULE VB

Interest Rate Cap Agreement Notional Amounts for the Class 1-M-2 Certificates

Interest Rate Cap Agreement Payment Date	Notional Amount ($)	Cap Strike Rate (%)	Cap Rate Ceiling (%)
May 2007	8,771,000	6.942	11.00
June 2007	8,771,000	6.718	11.00
July 2007	8,771,000	6.942	11.00
August 2007	8,771,000	6.718	11.00
September 2007	8,771,000	6.718	11.00
October 2007	8,771,000	6.942	11.00
November 2007	8,771,000	6.718	11.00
December 2007	8,771,000	6.942	11.00
January 2008	8,771,000	6.718	11.00
February 2008	8,771,000	6.718	11.00
March 2008	8,771,000	7.182	11.00
April 2008	8,771,000	6.718	11.00
May 2008	8,771,000	6.942	11.00
June 2008	8,771,000	6.719	11.00
July 2008	8,771,000	6.943	11.00
August 2008	8,771,000	6.719	11.00
September 2008	8,771,000	6.719	11.00
October 2008	8,771,000	6.943	11.00
November 2008	8,771,000	6.719	11.00
December 2008	8,771,000	6.943	11.00
January 2009	8,771,000	6.719	11.00
February 2009	8,771,000	6.719	11.00
March 2009	8,771,000	7.439	11.00
April 2009	8,771,000	6.719	11.00
May 2009	8,771,000	6.943	11.00
June 2009	8,771,000	6.720	11.00
July 2009	8,771,000	6.944	11.00
August 2009	8,771,000	6.720	11.00
September 2009	8,771,000	6.720	11.00
October 2009	8,771,000	6.944	11.00
November 2009	8,771,000	6.720	11.00
December 2009	8,771,000	6.944	11.00
January 2010	8,771,000	6.720	11.00
February 2010	8,771,000	6.720	11.00
March 2010	8,771,000	7.440	11.00

SCHEDULE VC

Interest Rate Cap Agreement Notional Amounts for the Class 1-M-3 Certificates

Interest Rate Cap Agreement Payment Date	Notional Amount ($)	Cap Strike Rate (%)	Cap Rate Ceiling (%)
May 2007	2,456,000	6.942	11.00
June 2007	2,456,000	6.718	11.00
July 2007	2,456,000	6.942	11.00
August 2007	2,456,000	6.718	11.00
September 2007	2,456,000	6.718	11.00
October 2007	2,456,000	6.942	11.00
November 2007	2,456,000	6.718	11.00
December 2007	2,456,000	6.942	11.00
January 2008	2,456,000	6.718	11.00
February 2008	2,456,000	6.718	11.00
March 2008	2,456,000	7.182	11.00
April 2008	2,456,000	6.718	11.00
May 2008	2,456,000	6.942	11.00
June 2008	2,456,000	6.719	11.00
July 2008	2,456,000	6.943	11.00
August 2008	2,456,000	6.719	11.00
September 2008	2,456,000	6.719	11.00
October 2008	2,456,000	6.943	11.00
November 2008	2,456,000	6.719	11.00
December 2008	2,456,000	6.943	11.00
January 2009	2,456,000	6.719	11.00
February 2009	2,456,000	6.719	11.00
March 2009	2,456,000	7.439	11.00
April 2009	2,456,000	6.719	11.00
May 2009	2,456,000	6.943	11.00
June 2009	2,456,000	6.720	11.00
July 2009	2,456,000	6.944	11.00
August 2009	2,456,000	6.720	11.00
September 2009	2,456,000	6.720	11.00
October 2009	2,456,000	6.944	11.00
November 2009	2,456,000	6.720	11.00
December 2009	2,456,000	6.944	11.00
January 2010	2,456,000	6.720	11.00
February 2010	2,456,000	6.720	11.00
March 2010	2,456,000	7.440	11.00

SCHEDULE VD

Interest Rate Cap Agreement Notional Amounts for the Class 1-M-4 Certificates

Interest Rate Cap Agreement Payment Date	Notional Amount ($)	Cap Strike Rate (%)	Cap Rate Ceiling (%)
May 2007	4,211,000	6.942	11.00
June 2007	4,211,000	6.718	11.00
July 2007	4,211,000	6.942	11.00
August 2007	4,211,000	6.718	11.00
September 2007	4,211,000	6.718	11.00
October 2007	4,211,000	6.942	11.00
November 2007	4,211,000	6.718	11.00
December 2007	4,211,000	6.942	11.00
January 2008	4,211,000	6.718	11.00
February 2008	4,211,000	6.718	11.00
March 2008	4,211,000	7.182	11.00
April 2008	4,211,000	6.718	11.00
May 2008	4,211,000	6.942	11.00
June 2008	4,211,000	6.719	11.00
July 2008	4,211,000	6.943	11.00
August 2008	4,211,000	6.719	11.00
September 2008	4,211,000	6.719	11.00
October 2008	4,211,000	6.943	11.00
November 2008	4,211,000	6.719	11.00
December 2008	4,211,000	6.943	11.00
January 2009	4,211,000	6.719	11.00
February 2009	4,211,000	6.719	11.00
March 2009	4,211,000	7.439	11.00
April 2009	4,211,000	6.719	11.00
May 2009	4,211,000	6.943	11.00
June 2009	4,211,000	6.720	11.00
July 2009	4,211,000	6.944	11.00
August 2009	4,211,000	6.720	11.00
September 2009	4,211,000	6.720	11.00
October 2009	4,211,000	6.944	11.00
November 2009	4,211,000	6.720	11.00
December 2009	4,211,000	6.944	11.00
January 2010	4,211,000	6.720	11.00
February 2010	4,211,000	6.720	11.00
March 2010	4,211,000	7.440	11.00

SCHEDULE VE

Interest Rate Cap Agreement Notional Amounts for the Class 1-M-5 Certificates

Interest Rate Cap Agreement Payment Date	Notional Amount ($)	Cap Strike Rate (%)	Cap Rate Ceiling (%)
May 2007	2,806,000	6.942	11.00
June 2007	2,806,000	6.718	11.00
July 2007	2,806,000	6.942	11.00
August 2007	2,806,000	6.718	11.00
September 2007	2,806,000	6.718	11.00
October 2007	2,806,000	6.942	11.00
November 2007	2,806,000	6.718	11.00
December 2007	2,806,000	6.942	11.00
January 2008	2,806,000	6.718	11.00
February 2008	2,806,000	6.718	11.00
March 2008	2,806,000	7.182	11.00
April 2008	2,806,000	6.718	11.00
May 2008	2,806,000	6.942	11.00
June 2008	2,806,000	6.719	11.00
July 2008	2,806,000	6.943	11.00
August 2008	2,806,000	6.719	11.00
September 2008	2,806,000	6.719	11.00
October 2008	2,806,000	6.943	11.00
November 2008	2,806,000	6.719	11.00
December 2008	2,806,000	6.943	11.00
January 2009	2,806,000	6.719	11.00
February 2009	2,806,000	6.719	11.00
March 2009	2,806,000	7.439	11.00
April 2009	2,806,000	6.719	11.00
May 2009	2,806,000	6.943	11.00
June 2009	2,806,000	6.720	11.00
July 2009	2,806,000	6.944	11.00
August 2009	2,806,000	6.720	11.00
September 2009	2,806,000	6.720	11.00
October 2009	2,806,000	6.944	11.00
November 2009	2,806,000	6.720	11.00
December 2009	2,806,000	6.944	11.00
January 2010	2,806,000	6.720	11.00
February 2010	2,806,000	6.720	11.00
March 2010	2,806,000	7.440	11.00

SCHEDULE VF

Interest Rate Cap Agreement Notional Amounts for the Class 1-B-1 Certificates

Interest Rate Cap Agreement Payment Date	Notional Amount ($)	Cap Strike Rate (%)	Cap Rate Ceiling (%)
May 2007	3,509,000	6.942	11.00
June 2007	3,509,000	6.718	11.00
July 2007	3,509,000	6.942	11.00
August 2007	3,509,000	6.718	11.00
September 2007	3,509,000	6.718	11.00
October 2007	3,509,000	6.942	11.00
November 2007	3,509,000	6.718	11.00
December 2007	3,509,000	6.942	11.00
January 2008	3,509,000	6.718	11.00
February 2008	3,509,000	6.718	11.00
March 2008	3,509,000	7.182	11.00
April 2008	3,509,000	6.718	11.00
May 2008	3,509,000	6.942	11.00
June 2008	3,509,000	6.719	11.00
July 2008	3,509,000	6.943	11.00
August 2008	3,509,000	6.719	11.00
September 2008	3,509,000	6.719	11.00
October 2008	3,509,000	6.943	11.00
November 2008	3,509,000	6.719	11.00
December 2008	3,509,000	6.943	11.00
January 2009	3,509,000	6.719	11.00
February 2009	3,509,000	6.719	11.00
March 2009	3,509,000	7.439	11.00
April 2009	3,509,000	6.719	11.00
May 2009	3,509,000	6.943	11.00
June 2009	3,509,000	6.720	11.00
July 2009	3,509,000	6.944	11.00
August 2009	3,509,000	6.720	11.00
September 2009	3,509,000	6.720	11.00
October 2009	3,509,000	6.944	11.00
November 2009	3,509,000	6.720	11.00
December 2009	3,509,000	6.944	11.00
January 2010	3,509,000	6.720	11.00
February 2010	3,509,000	6.720	11.00
March 2010	3,509,000	7.440	11.00

SCHEDULE VI

Aggregate PAC Schedule for Class 2-A-10, Class 2-A-11, Class 2-A-13 and Class 2-A-16 Certificates

Distribution Date	Balance
March 2007	212,320,000.00
April 2007	210,804,112.45
May 2007	209,218,646.65
June 2007	207,564,343.96
July 2007	205,841,990.27
August 2007	204,052,415.34
September 2007	202,196,492.09
October 2007	200,275,425.35
November 2007	198,290,167.12
December 2007	196,249,177.95
January 2008	194,155,924.45
February 2008	192,015,576.18
March 2008	189,829,044.91
April 2008	187,604,087.90
May 2008	185,342,900.22
June 2008	183,048,237.93
July 2008	180,721,345.75
August 2008	178,371,968.23
September 2008	176,000,653.04
October 2008	173,617,701.42
November 2008	171,234,261.31
December 2008	168,855,919.36
January 2009	166,490,549.57
February 2009	164,139,275.24
March 2009	161,802,019.33
April 2009	159,478,706.28
May 2009	157,170,278.29
June 2009	154,876,644.98
July 2009	152,597,851.53
August 2009	150,333,592.02
September 2009	148,084,322.62
October 2009	145,850,051.91
November 2009	143,630,682.97
December 2009	141,426,119.49
January 2010	139,236,265.83
February 2010	137,061,026.92
March 2010	134,900,308.35
April 2010	132,754,016.30
May 2010	130,622,057.58
June 2010	128,504,339.60
July 2010	126,400,770.36
August 2010	124,311,258.47
September 2010	122,235,713.15
October 2010	120,174,044.18
November 2010	118,126,161.97
December 2010	116,091,977.46
January 2011	114,071,402.23
February 2011	112,064,348.38
March 2011	110,070,728.63
April 2011	108,090,456.23
May 2011	106,123,445.03
June 2011	104,169,609.41
July 2011	102,228,864.34
August 2011	100,301,125.32
September 2011	98,386,308.41
October 2011	96,484,330.21
November 2011	94,595,107.89
December 2011	92,718,559.12
January 2012	90,854,602.14
February 2012	89,003,155.71
March 2012	87,164,139.12
April 2012	85,437,930.38
May 2012	83,723,816.21
June 2012	82,021,717.87
July 2012	80,330,202.84
August 2012	78,650,559.45
September 2012	76,982,710.45
October 2012	75,326,579.05
November 2012	73,682,088.99
December 2012	72,049,164.53
January 2013	70,427,730.38
February 2013	68,817,711.78
March 2013	67,219,034.46
April 2013	65,664,525.94
May 2013	64,121,054.68
June 2013	62,588,548.29
July 2013	61,066,934.84
August 2013	59,556,142.87
September 2013	58,059,907.98
October 2013	56,592,624.51
November 2013	55,153,781.57
December 2013	53,742,362.10
January 2014	52,358,404.44
February 2014	51,001,423.00
March 2014	49,670,940.45
April 2014	48,501,317.78
May 2014	47,354,883.27
June 2014	46,231,213.71
July 2014	45,129,893.26
August 2014	44,050,513.37
September 2014	42,992,672.60
October 2014	41,955,976.55
November 2014	40,940,037.73
December 2014	39,944,475.41
January 2015	38,968,915.55
February 2015	38,012,990.64
March 2015	37,076,339.64
April 2015	36,277,585.51
May 2015	35,494,445.75
June 2015	34,726,630.97
July 2015	33,973,856.96
August 2015	33,235,844.60
September 2015	32,512,203.78
October 2015	31,802,785.00
November 2015	31,107,323.80
December 2015	30,425,560.44
January 2016	29,757,239.85
February 2016	29,102,111.54
March 2016	28,458,206.99
April 2016	27,927,805.52
May 2016	27,406,156.19
June 2016	26,890,951.23
July 2016	26,381,921.29
August 2016	25,880,994.62
September 2016	25,388,909.45
October 2016	24,905,513.84
November 2016	24,429,764.31
December 2016	23,962,432.68
January 2017	23,503,374.10
February 2017	23,052,260.17
March 2017	22,609,141.96
April 2017	22,173,881.75
May 2017	21,746,344.14
June 2017	21,326,396.04
July 2017	20,913,906.59
August 2017	20,508,747.18
September 2017	20,110,791.34
October 2017	19,719,914.78
November 2017	19,335,995.29
December 2017	18,958,912.74
January 2018	18,588,549.04
February 2018	18,224,788.09
March 2018	17,867,515.79
April 2018	17,516,619.93
May 2018	17,171,990.25
June 2018	16,833,518.33
July 2018	16,501,097.60
August 2018	16,174,623.31
September 2018	15,853,992.46
October 2018	15,539,103.84
November 2018	15,229,857.92
December 2018	14,926,156.89
January 2019	14,627,904.58
February 2019	14,335,006.48
March 2019	14,047,369.67
April 2019	13,764,902.81
May 2019	13,487,516.11
June 2019	13,215,121.33
July 2019	12,947,631.71
August 2019	12,684,961.97
September 2019	12,427,028.29
October 2019	12,173,748.27
November 2019	11,925,040.92
December 2019	11,680,826.63
January 2020	11,441,027.13
February 2020	11,205,565.51
March 2020	10,974,366.15
April 2020	10,747,354.73
May 2020	10,524,458.20
June 2020	10,305,604.75
July 2020	10,090,723.79
August 2020	9,879,745.95
September 2020	9,672,603.03
October 2020	9,469,228.01
November 2020	9,269,555.00
December 2020	9,073,519.24
January 2021	8,881,057.08
February 2021	8,692,105.96
March 2021	8,506,604.38
April 2021	8,324,491.90
May 2021	8,145,709.12
June 2021	7,970,197.64
July 2021	7,797,900.06
August 2021	7,628,759.99
September 2021	7,462,721.97
October 2021	7,299,731.52
November 2021	7,139,864.75
December 2021	6,982,935.86
January 2022	6,828,893.18
February 2022	6,677,685.92
March 2022	6,529,264.17
April 2022	6,383,578.88
May 2022	6,240,581.83
June 2022	6,100,225.64
July 2022	5,962,463.73
August 2022	5,827,250.33
September 2022	5,694,540.46
October 2022	5,564,289.89
November 2022	5,436,455.18
December 2022	5,310,993.62
January 2023	5,187,863.24
February 2023	5,067,022.79
March 2023	4,948,431.72
April 2023	4,832,050.20
May 2023	4,717,839.07
June 2023	4,605,759.84
July 2023	4,495,774.70
August 2023	4,387,846.48
September 2023	4,281,938.65
October 2023	4,178,015.32
November 2023	4,076,041.21
December 2023	3,975,981.64
January 2024	3,877,802.56
February 2024	3,781,470.48
March 2024	3,686,952.49
April 2024	3,594,216.26
May 2024	3,503,230.01
June 2024	3,413,962.51
July 2024	3,326,383.09
August 2024	3,240,461.57
September 2024	3,156,168.33
October 2024	3,073,474.25
November 2024	2,992,350.70
December 2024	2,912,769.57
January 2025	2,834,703.22
February 2025	2,758,124.50
March 2025	2,683,006.73
April 2025	2,609,323.67
May 2025	2,537,049.57
June 2025	2,466,159.10
July 2025	2,396,627.39
August 2025	2,328,429.99
September 2025	2,261,542.88
October 2025	2,195,942.45
November 2025	2,131,605.50
December 2025	2,068,509.25
January 2026	2,006,631.31
February 2026	1,945,949.66
March 2026	1,886,442.68
April 2026	1,828,089.14
May 2026	1,770,868.15
June 2026	1,714,759.21
July 2026	1,659,742.17
August 2026	1,605,797.21
September 2026	1,552,904.90
October 2026	1,501,046.11
November 2026	1,450,202.05
December 2026	1,400,354.29
January 2027	1,351,484.68
February 2027	1,303,575.41
March 2027	1,256,608.99
April 2027	1,210,568.20
May 2027	1,165,436.17
June 2027	1,121,196.29
July 2027	1,077,832.26
August 2027	1,035,328.05
September 2027	993,667.92
October 2027	952,836.40
November 2027	912,818.32
December 2027	873,598.73
January 2028	835,162.97
February 2028	797,496.65
March 2028	760,585.60
April 2028	724,415.93
May 2028	688,973.97
June 2028	654,246.30
July 2028	620,219.76
August 2028	586,881.37
September 2028	554,218.43
October 2028	522,218.44
November 2028	490,869.12
December 2028	460,158.42
January 2029	430,074.47
February 2029	400,605.66
March 2029	371,740.55
April 2029	343,467.91
May 2029	315,776.71
June 2029	288,656.12
July 2029	262,095.49
August 2029	236,084.38
September 2029	210,612.50
October 2029	185,669.78
November 2029	161,246.31
December 2029	137,332.36
January 2030	113,918.38
February 2030	90,994.96
March 2030	68,552.90
April 2030	46,583.14
May 2030	25,076.77
June 2030	4,025.07
July 2030 and thereafter	0.00

SCHEDULE VII

Aggregate TAC Schedule for Class 2-A-1, Class 2-A-3 and Class 2-A-5 Certificates

Distribution Date	Balance
March 2007	41,280,702.00
April 2007	40,987,178.82
May 2007	40,727,772.22
June 2007	40,502,143.63
July 2007	40,309,935.74
August 2007	40,150,772.79
September 2007	40,024,260.84
October 2007	39,929,865.52
November 2007	39,867,159.63
December 2007	39,832,535.70
January 2008	39,815,535.48
February 2008	39,798,450.25
March 2008	39,781,279.60
April 2008	39,764,023.09
May 2008	39,746,680.30
June 2008	39,729,250.80
July 2008	39,711,734.15
August 2008	39,694,129.92
September 2008	39,676,437.66
October 2008	39,658,656.95
November 2008	39,640,787.33
December 2008	39,622,828.36
January 2009	39,604,779.60
February 2009	39,586,640.59
March 2009	39,568,410.89
April 2009	39,550,090.04
May 2009	39,531,677.59
June 2009	39,513,173.07
July 2009	39,494,576.04
August 2009	39,475,886.01
September 2009	39,457,102.54
October 2009	39,438,225.15
November 2009	39,419,253.37
December 2009	39,400,186.73
January 2010	39,381,024.76
February 2010	39,361,766.98
March 2010	39,342,412.91
April 2010	39,322,962.07
May 2010	39,303,413.98
June 2010	39,283,768.15
July 2010	39,264,024.08
August 2010	39,244,181.30
September 2010	39,224,239.30
October 2010	39,204,197.60
November 2010	39,184,055.68
December 2010	39,163,813.05
January 2011	39,143,469.22
February 2011	39,123,023.66
March 2011	39,102,475.87
April 2011	39,081,825.35
May 2011	39,061,071.57
June 2011	39,040,214.02
July 2011	39,019,252.19
August 2011	38,998,185.55
September 2011	38,977,013.57
October 2011	38,955,735.74
November 2011	38,934,351.51
December 2011	38,912,860.36
January 2012	38,891,261.76
February 2012	38,869,555.17
March 2012	38,847,740.04
April 2012	38,825,815.84
May 2012	38,803,782.01
June 2012	38,781,638.02
July 2012	38,759,383.30
August 2012	38,737,017.32
September 2012	38,714,539.50
October 2012	38,691,949.29
November 2012	38,669,246.14
December 2012	38,646,429.46
January 2013	38,623,498.71
February 2013	38,600,453.30
March 2013	38,577,292.66
April 2013	38,554,016.22
May 2013	38,530,623.40
June 2013	38,507,113.61
July 2013	38,483,486.27
August 2013	38,459,740.80
September 2013	38,435,876.60
October 2013	38,411,893.08
November 2013	38,387,789.64
December 2013	38,363,565.69
January 2014	38,339,220.61
February 2014	38,314,753.81
March 2014	38,290,164.67
April 2014	38,265,452.59
May 2014	38,240,616.95
June 2014	38,215,657.13
July 2014	38,190,572.52
August 2014	38,165,362.47
September 2014	38,140,026.38
October 2014	38,114,563.61
November 2014	38,088,973.53
December 2014	38,063,255.49
January 2015	38,037,408.86
February 2015	38,011,433.00
March 2015	37,985,327.26
April 2015	37,959,091.00
May 2015	37,932,723.55
June 2015	37,906,224.26
July 2015	37,879,592.48
August 2015	37,852,827.54
September 2015	37,825,928.77
October 2015	37,798,895.51
November 2015	37,771,727.09
December 2015	37,744,422.82
January 2016	37,716,982.03
February 2016	37,689,404.03
March 2016	37,661,688.15
April 2016	37,633,833.69
May 2016	37,605,839.95
June 2016	37,577,706.25
July 2016	37,549,431.87
August 2016	37,521,016.13
September 2016	37,492,458.31
October 2016	37,463,757.69
November 2016	37,434,913.58
December 2016	37,405,925.24
January 2017	37,376,791.97
February 2017	37,347,513.02
March 2017	37,318,087.68
April 2017	37,288,515.22
May 2017	37,258,794.89
June 2017	37,228,925.96
July 2017	37,198,907.69
August 2017	37,168,739.32
September 2017	37,138,420.11
October 2017	37,107,949.31
November 2017	37,077,326.15
December 2017	37,046,549.88
January 2018	37,015,619.73
February 2018	36,984,534.92
March 2018	36,953,294.69
April 2018	36,749,324.56
May 2018	36,472,999.59
June 2018	36,195,880.19
July 2018	35,918,000.55
August 2018	35,639,394.14
September 2018	35,360,093.75
October 2018	35,080,131.43
November 2018	34,799,538.58
December 2018	34,518,345.94
January 2019	34,236,583.58
February 2019	33,954,280.90
March 2019	33,671,466.71
April 2019	33,388,169.16
May 2019	33,104,415.82
June 2019	32,820,233.63
July 2019	32,535,648.95
August 2019	32,250,687.56
September 2019	31,965,374.67
October 2019	31,679,734.94
November 2019	31,393,792.45
December 2019	31,107,570.76
January 2020	30,821,092.91
February 2020	30,534,381.40
March 2020	30,247,458.22
April 2020	29,960,344.86
May 2020	29,673,062.31
June 2020	29,385,631.09
July 2020	29,098,071.22
August 2020	28,810,402.27
September 2020	28,522,643.35
October 2020	28,234,813.09
November 2020	27,946,929.72
December 2020	27,659,011.00
January 2021	27,371,074.27
February 2021	27,083,136.46
March 2021	26,795,214.07
April 2021	26,507,323.21
May 2021	26,219,479.58
June 2021	25,931,698.49
July 2021	25,643,994.87
August 2021	25,356,383.28
September 2021	25,068,877.89
October 2021	24,781,492.51
November 2021	24,494,741.77
December 2021	24,208,136.71
January 2022	23,921,690.07
February 2022	23,635,414.28
March 2022	23,349,321.39
April 2022	23,063,423.15
May 2022	22,777,731.01
June 2022	22,492,256.06
July 2022	22,207,009.13
August 2022	21,922,000.70
September 2022	21,637,240.98
October 2022	21,352,739.90
November 2022	21,068,507.07
December 2022	20,784,551.83
January 2023	20,500,883.26
February 2023	20,217,510.15
March 2023	19,934,441.03
April 2023	19,651,684.17
May 2023	19,369,247.58
June 2023	19,087,139.02
July 2023	18,805,365.99
August 2023	18,523,935.78
September 2023	18,242,855.40
October 2023	17,962,131.65
November 2023	17,681,771.10
December 2023	17,401,780.09
January 2024	17,122,164.72
February 2024	16,842,930.91
March 2024	16,564,084.34
April 2024	16,285,630.48
May 2024	16,007,574.61
June 2024	15,729,921.80
July 2024	15,452,676.92
August 2024	15,175,844.64
September 2024	14,899,429.45
October 2024	14,623,435.65
November 2024	14,347,867.35
December 2024	14,072,728.48
January 2025	13,798,022.81
February 2025	13,523,753.91
March 2025	13,249,925.20
April 2025	12,976,539.92
May 2025	12,703,601.16
June 2025	12,431,111.83
July 2025	12,159,074.69
August 2025	11,887,492.34
September 2025	11,616,367.25
October 2025	11,345,701.72
November 2025	11,075,497.90
December 2025	10,805,757.80
January 2026	10,536,483.31
February 2026	10,267,676.14
March 2026	9,999,337.91
April 2026	9,731,470.08
May 2026	9,464,073.97
June 2026	9,197,150.80
July 2026	8,930,701.64
August 2026	8,664,727.45
September 2026	8,399,229.06
October 2026	8,134,207.20
November 2026	7,869,662.45
December 2026	7,605,595.31
January 2027	7,342,006.14
February 2027	7,078,895.22
March 2027	6,816,262.68
April 2027	6,554,108.60
May 2027	6,292,432.89
June 2027	6,031,235.42
July 2027	5,770,515.92
August 2027	5,510,274.04
September 2027	5,250,509.33
October 2027	4,991,221.24
November 2027	4,732,409.13
December 2027	4,474,072.28
January 2028	4,216,209.87
February 2028	3,958,820.99
March 2028	3,701,904.66
April 2028	3,445,459.79
May 2028	3,189,485.24
June 2028	2,933,979.77
July 2028	2,678,942.06
August 2028	2,424,370.72
September 2028	2,170,264.28
October 2028	1,916,621.19
November 2028	1,663,439.84
December 2028	1,410,718.53
January 2029	1,158,455.53
February 2029	906,648.98
March 2029	655,297.01
April 2029	404,397.64
May 2029	153,948.85
June 2029 and thereafter	0.00

SCHEDULE VIII

Aggregate TAC Schedule for Class 2-A-1 and Class 2-A-3 Certificates

Distribution Date	Balance
March 2007	40,001,000.00
April 2007	39,701,078.31
May 2007	39,435,241.21
June 2007	38,603,146.42
July 2007	37,148,636.90
August 2007	35,751,325.31
September 2007	34,410,456.01
October 2007	33,125,145.36
November 2007	31,896,436.40
December 2007	30,720,335.69
January 2008	29,595,212.46
February 2008	28,518,858.73
March 2008	27,490,678.09
April 2008	26,507,160.70
May 2008	25,566,969.23
June 2008	24,668,534.52
July 2008	23,810,933.32
August 2008	22,989,647.68
September 2008	22,204,060.76
October 2008	21,449,429.86
November 2008	20,720,659.02
December 2008	20,014,663.79
January 2009	19,328,103.23
February 2009	18,660,143.16
March 2009	18,010,462.92
April 2009	17,378,746.24
May 2009	16,764,250.73
June 2009	16,166,676.24
July 2009	15,585,670.04
August 2009	15,020,886.61
September 2009	14,471,958.22
October 2009	13,938,561.63
November 2009	13,420,422.81
December 2009	12,917,272.00
January 2010	12,428,843.54
February 2010	11,954,875.89
March 2010	11,495,111.57
April 2010	11,049,297.03
May 2010	10,617,182.68
June 2010	10,198,522.77
July 2010	9,793,075.36
August 2010	9,400,602.26
September 2010	9,020,868.97
October 2010	8,653,644.63
November 2010	8,298,701.96
December 2010	7,955,817.24
January 2011	7,624,770.19
February 2011	7,305,343.99
March 2011	6,997,325.19
April 2011	6,700,503.67
May 2011	6,414,672.58
June 2011	6,139,628.33
July 2011	5,875,170.49
August 2011	5,621,101.76
September 2011	5,377,227.97
October 2011	5,143,357.95
November 2011	4,919,303.56
December 2011	4,704,879.61
January 2012	4,499,903.82
February 2012	4,304,196.77
March 2012	4,117,581.89
April 2012	3,982,742.88
May 2012	3,856,340.93
June 2012	3,738,208.97
July 2012	3,628,426.04
August 2012	3,526,590.57
September 2012	3,432,543.23
October 2012	3,346,127.23
November 2012	3,267,188.29
December 2012	3,195,574.58
January 2013	3,131,136.71
February 2013	3,073,727.68
March 2013	3,023,202.85
April 2013	2,992,533.33
May 2013	2,968,245.83
June 2013	2,950,204.45
July 2013	2,938,275.50
August 2013	2,928,927.91
September 2013	2,919,533.59
October 2013	2,910,092.29
November 2013	2,900,603.78
December 2013	2,891,067.84
January 2014	2,881,484.21
February 2014	2,871,852.67
March 2014	2,862,172.97
April 2014	2,852,444.87
May 2014	2,836,077.78
June 2014	2,812,119.71
July 2014	2,786,882.05
August 2014	2,760,410.00
September 2014	2,732,747.68
October 2014	2,703,938.06
November 2014	2,674,023.04
December 2014	2,643,043.45
January 2015	2,611,039.11
February 2015	2,578,048.79
March 2015	2,544,110.29
April 2015	2,504,213.27
May 2015	2,463,719.11
June 2015	2,422,655.18
July 2015	2,381,048.06
August 2015	2,338,923.62
September 2015	2,296,290.65
October 2015	2,253,190.03
November 2015	2,209,645.50
December 2015	2,165,680.13
January 2016	2,121,316.33
February 2016	2,076,575.84
March 2016	2,031,301.04
April 2016	1,982,358.67
May 2016	1,933,309.24
June 2016	1,883,885.94
July 2016	1,834,087.34
August 2016	1,784,178.09
September 2016	1,734,272.55
October 2016	1,684,378.96
November 2016	1,634,405.58
December 2016	1,584,460.19
January 2017	1,534,550.21
February 2017	1,484,663.52
March 2017	1,434,826.33
April 2017	1,385,045.29
May 2017	1,335,326.79
June 2017	1,285,677.00
July 2017	1,236,101.83
August 2017	1,186,606.97
September 2017	1,137,197.89
October 2017	1,087,879.83
November 2017	1,038,657.84
December 2017	989,536.73
January 2018	940,521.14
February 2018	891,615.49
March 2018	842,824.00
April 2018	794,150.74
May 2018	745,599.55
June 2018	697,174.12
July 2018	648,877.96
August 2018	600,714.40
September 2018	552,686.63
October 2018	504,797.64
November 2018	457,050.29
December 2018	409,447.29
January 2019	361,991.18
February 2019	314,684.36
March 2019	267,529.11
April 2019	220,527.54
May 2019	173,681.64
June 2019	126,993.28
July 2019	80,464.19
August 2019	34,095.97
September 2019 and thereafter	0.00

SCHEDULE IX

TAC Schedule for Class 2-A-4 Certificates

Distribution Date	Balance
March 2007	60,599,499.00
April 2007	60,599,489.00
May 2007	60,599,478.95
June 2007	60,599,468.85
July 2007	60,599,458.70
August 2007	60,599,448.50
September 2007	60,599,438.24
October 2007	60,599,427.94
November 2007	60,599,417.59
December 2007	60,599,407.18
January 2008	60,599,396.72
February 2008	60,599,386.21
March 2008	60,599,375.64
April 2008	60,599,365.03
May 2008	60,599,354.36
June 2008	60,599,343.63
July 2008	60,599,332.86
August 2008	60,599,322.03
September 2008	60,599,311.14
October 2008	60,599,300.20
November 2008	60,599,289.21
December 2008	60,599,278.16
January 2009	60,599,267.06
February 2009	60,599,255.90
March 2009	60,599,244.68
April 2009	60,599,233.41
May 2009	60,599,222.08
June 2009	60,599,210.70
July 2009	60,599,199.25
August 2009	60,599,187.76
September 2009	60,599,176.20
October 2009	60,599,164.59
November 2009	60,599,152.91
December 2009	60,599,141.18
January 2010	60,599,129.39
February 2010	60,599,117.55
March 2010	60,599,105.64
April 2010	60,599,093.67
May 2010	60,599,081.65
June 2010	60,599,069.56
July 2010	60,599,057.41
August 2010	60,599,045.20
September 2010	60,599,032.93
October 2010	60,599,020.60
November 2010	60,599,008.21
December 2010	60,598,995.76
January 2011	60,598,983.24
February 2011	60,598,970.66
March 2011	60,598,958.02
April 2011	60,598,945.32
May 2011	60,598,932.55
June 2011	60,598,919.72
July 2011	60,598,906.82
August 2011	60,598,893.86
September 2011	60,598,880.83
October 2011	60,598,867.74
November 2011	60,598,854.59
December 2011	60,598,841.36
January 2012	60,598,828.08
February 2012	60,598,814.72
March 2012	60,598,801.30
April 2012	60,598,787.81
May 2012	60,598,774.26
June 2012	60,598,760.63
July 2012	60,598,746.94
August 2012	60,598,733.18
September 2012	60,598,719.35
October 2012	60,598,705.45
November 2012	60,598,691.48
December 2012	60,598,677.45
January 2013	60,598,663.34
February 2013	60,598,649.16
March 2013	60,598,634.91
April 2013	60,598,620.59
May 2013	60,598,606.20
June 2013	60,598,591.73
July 2013	60,598,577.20
August 2013	60,598,562.59
September 2013	60,598,547.91
October 2013	60,598,533.15
November 2013	60,598,518.32
December 2013	60,598,503.42
January 2014	60,598,488.44
February 2014	60,598,473.39
March 2014	60,598,458.26
April 2014	60,598,443.06
May 2014	60,598,427.78
June 2014	60,598,412.42
July 2014	60,598,396.99
August 2014	60,598,381.48
September 2014	60,598,365.89
October 2014	60,598,350.23
November 2014	60,598,334.48
December 2014	60,598,318.66
January 2015	60,598,302.76
February 2015	60,598,286.78
March 2015	60,598,270.71
April 2015	60,598,254.57
May 2015	60,598,238.35
June 2015	60,598,222.05
July 2015	60,598,205.66
August 2015	60,598,189.20
September 2015	60,598,172.65
October 2015	60,598,156.02
November 2015	60,598,139.30
December 2015	60,598,122.50
January 2016	60,598,105.62
February 2016	60,598,088.65
March 2016	60,598,071.60
April 2016	60,598,054.46
May 2016	60,598,037.24
June 2016	60,598,019.93
July 2016	60,598,002.54
August 2016	60,597,985.05
September 2016	60,597,967.49
October 2016	60,597,949.83
November 2016	60,597,932.08
December 2016	60,597,914.25
January 2017	60,597,896.32
February 2017	60,597,878.31
March 2017	60,597,860.21
April 2017	60,597,842.01
May 2017	60,597,823.73
June 2017	60,597,805.35
July 2017	60,597,786.88
August 2017	60,597,768.32
September 2017	60,597,749.67
October 2017	60,597,730.92
November 2017	60,597,712.08
December 2017	60,597,693.15
January 2018	60,597,674.12
February 2018	60,597,654.99
March 2018	60,597,635.77
April 2018	60,597,616.46
May 2018	60,597,597.04
June 2018	60,597,577.54
July 2018	60,597,557.93
August 2018	60,597,538.22
September 2018	60,597,518.42
October 2018	60,597,498.52
November 2018	60,597,478.51
December 2018	60,597,458.41
January 2019	60,597,438.21
February 2019	60,597,417.90
March 2019	60,597,397.50
April 2019	60,597,376.99
May 2019	60,597,356.38
June 2019	60,597,335.67
July 2019	60,597,314.85
August 2019	60,597,293.93
September 2019	60,597,272.90
October 2019	60,597,251.77
November 2019	60,597,230.54
December 2019	60,597,209.20
January 2020	60,597,187.75
February 2020	60,597,166.19
March 2020	60,597,144.53
April 2020	60,597,122.75
May 2020	60,597,100.87
June 2020	60,597,078.88
July 2020	60,597,056.78
August 2020	60,597,034.57
September 2020	60,597,012.25
October 2020	60,596,989.81
November 2020	60,596,967.27
December 2020	60,596,944.61
January 2021	60,596,921.84
February 2021	60,596,898.95
March 2021	60,596,875.95
April 2021	60,596,852.84
May 2021	60,596,829.61
June 2021	60,596,806.26
July 2021	60,596,782.80
August 2021	60,596,759.21
September 2021	60,596,735.52
October 2021	60,596,711.70
November 2021	60,596,687.76
December 2021	60,596,663.71
January 2022	60,596,639.53
February 2022	60,596,615.23
March 2022	60,596,590.81
April 2022	60,596,566.27
May 2022	60,596,541.61
June 2022	60,596,516.82
July 2022	60,596,491.91
August 2022	60,596,466.88
September 2022	60,596,441.71
October 2022	60,596,416.43
November 2022	60,596,391.02
December 2022	60,596,365.48
January 2023	60,596,339.81
February 2023	60,596,314.01
March 2023	60,596,288.09
April 2023	60,596,262.03
May 2023	60,596,235.85
June 2023	60,596,209.53
July 2023	60,596,183.08
August 2023	60,596,156.50
September 2023	60,596,129.79
October 2023	60,596,102.95
November 2023	60,596,075.97
December 2023	60,596,048.85
January 2024	60,596,021.60
February 2024	60,595,994.21
March 2024	60,595,966.69
April 2024	60,595,939.03
May 2024	60,595,911.23
June 2024	60,595,883.29
July 2024	60,595,855.21
August 2024	60,595,826.99
September 2024	60,595,798.63
October 2024	60,595,770.13
November 2024	60,595,741.48
December 2024	60,595,712.70
January 2025	60,595,683.77
February 2025	60,595,654.69
March 2025	60,595,625.47
April 2025	60,595,596.10
May 2025	60,595,566.59
June 2025	60,595,536.92
July 2025	60,595,507.11
August 2025	60,595,477.15
September 2025	60,595,447.04
October 2025	60,595,416.79
November 2025	60,595,386.37
December 2025	60,595,355.81
January 2026	60,595,325.09
February 2026	60,595,294.23
March 2026	60,595,263.20
April 2026	60,595,232.02
May 2026	60,595,200.69
June 2026	60,595,169.20
July 2026	60,595,137.55
August 2026	60,595,105.74
September 2026	60,595,073.77
October 2026	60,595,041.65
November 2026	60,595,009.36
December 2026	60,594,976.91
January 2027	60,594,944.30
February 2027	60,594,911.53
March 2027	60,594,878.59
April 2027	60,594,845.49
May 2027	60,594,812.22
June 2027	60,594,778.79
July 2027	60,594,745.19
August 2027	60,594,711.42
September 2027	60,594,677.48
October 2027	60,594,643.37
November 2027	60,594,609.09
December 2027	60,594,574.64
January 2028	60,594,540.02
February 2028	60,594,505.23
March 2028	60,594,470.26
April 2028	60,594,435.12
May 2028	60,594,399.80
June 2028	60,594,364.30
July 2028	60,594,328.63
August 2028	60,594,292.77
September 2028	60,594,256.74
October 2028	60,594,220.53
November 2028	60,594,184.14
December 2028	60,594,147.57
January 2029	60,594,110.81
February 2029	60,594,073.87
March 2029	60,594,036.74
April 2029	60,593,999.43
May 2029	60,593,961.93
June 2029	60,593,924.25
July 2029	60,593,886.37
August 2029	60,593,848.31
September 2029	60,593,810.06
October 2029	60,593,771.61
November 2029	60,593,732.97
December 2029	60,593,694.14
January 2030	60,593,655.12
February 2030	60,593,615.90
March 2030	60,593,576.49
April 2030	60,593,536.87
May 2030	60,593,497.06
June 2030	60,593,457.05
July 2030	60,593,416.84
August 2030	60,593,376.43
September 2030	60,593,335.82
October 2030	60,593,295.00
November 2030	59,785,070.38
December 2030	58,918,759.97
January 2031	58,047,711.69
February 2031	57,171,899.60
March 2031	56,291,297.58
April 2031	55,405,879.39
May 2031	54,515,618.65
June 2031	53,620,488.80
July 2031	52,720,463.18
August 2031	51,815,514.96
September 2031	50,905,617.15
October 2031	49,990,742.64
November 2031	49,070,864.15
December 2031	48,145,954.27
January 2032	47,215,985.42
February 2032	46,280,929.87
March 2032	45,340,759.76
April 2032	44,395,447.04
May 2032	43,444,963.54
June 2032	42,495,573.33
July 2032	41,540,988.28
August 2032	40,581,179.91
September 2032	39,624,022.86
October 2032	38,661,627.05
November 2032	37,703,333.52
December 2032	36,739,794.37
January 2033	35,774,314.17
February 2033	34,803,549.05
March 2033	33,827,470.03
April 2033	32,846,047.96
May 2033	31,859,253.53
June 2033	30,867,057.27
July 2033	29,869,429.57
August 2033	28,866,340.63
September 2033	27,857,760.48
October 2033	26,843,659.02
November 2033	25,838,491.94
December 2033	24,830,719.42
January 2034	23,817,433.36
February 2034	22,798,603.56
March 2034	21,774,199.61
April 2034	20,744,190.95
May 2034	19,708,546.87
June 2034	18,667,236.48
July 2034	17,620,228.69
August 2034	16,572,437.79
September 2034	15,518,915.20
October 2034	14,459,629.51
November 2034	13,427,960.73
December 2034	12,390,656.92
January 2035	11,347,687.23
February 2035	10,308,253.43
March 2035	9,263,146.39
April 2035	8,216,925.91
May 2035	7,277,212.89
June 2035	6,522,847.85
July 2035	5,764,329.88
August 2035	5,006,435.60
September 2035	4,342,272.17
October 2035	3,711,873.93
November 2035	3,079,381.67
December 2035	2,448,344.36
January 2036	1,890,019.34
February 2036	1,351,426.17
March 2036	883,858.11
April 2036	302,446.22
May 2036	61,436.34
June 2036 and thereafter	0.00

SCHEDULE X

Aggregate PAC Schedule for Class 4-A-10 and Class 4-A-14 Certificates

Distribution Date	Balance
March 2007	47,189,670.00
April 2007	46,676,134.88
May 2007	46,152,354.97
June 2007	45,618,475.08
July 2007	45,074,645.60
August 2007	44,521,130.13
September 2007	43,958,365.25
October 2007	43,389,110.63
November 2007	42,813,517.66
December 2007	42,235,027.48
January 2008	41,655,180.98
February 2008	41,074,053.93
March 2008	40,493,150.93
April 2008	39,912,660.92
May 2008	39,332,637.84
June 2008	38,755,013.55
July 2008	38,179,782.20
August 2008	37,607,227.40
September 2008	37,037,482.10
October 2008	36,470,533.77
November 2008	35,906,439.45
December 2008	35,345,262.65
January 2009	34,786,989.00
February 2009	34,231,604.24
March 2009	33,679,094.19
April 2009	33,129,444.77
May 2009	32,582,678.99
June 2009	32,038,782.14
July 2009	31,497,739.63
August 2009	30,959,536.89
September 2009	30,424,159.48
October 2009	29,891,592.99
November 2009	29,361,823.12
December 2009	28,834,835.61
January 2010	28,310,616.30
February 2010	27,789,151.11
March 2010	27,270,425.99
April 2010	26,754,427.02
May 2010	26,241,140.31
June 2010	25,730,552.07
July 2010	25,222,648.55
August 2010	24,717,416.10
September 2010	24,214,841.13
October 2010	23,714,910.12
November 2010	23,217,609.62
December 2010	22,722,926.26
January 2011	22,230,846.72
February 2011	21,741,357.77
March 2011	21,254,446.24
April 2011	20,770,099.02
May 2011	20,288,303.08
June 2011	19,809,045.46
July 2011	19,332,313.25
August 2011	18,858,093.63
September 2011	18,386,373.83
October 2011	17,917,141.16
November 2011	17,450,382.98
December 2011	16,986,086.72
January 2012	16,524,239.89
February 2012	16,064,830.05
March 2012	15,607,844.82
April 2012	15,199,173.67
May 2012	14,792,865.80
June 2012	14,388,909.31
July 2012	13,987,292.34
August 2012	13,588,003.10
September 2012	13,191,029.88
October 2012	12,796,361.02
November 2012	12,403,984.91
December 2012	12,013,890.04
January 2013	11,626,064.93
February 2013	11,240,498.18
March 2013	10,857,178.46
April 2013	10,491,276.81
May 2013	10,127,547.67
June 2013	9,765,979.97
July 2013	9,406,562.74
August 2013	9,049,285.05
September 2013	8,694,136.03
October 2013	8,344,166.34
November 2013	8,000,331.89
December 2013	7,662,661.23
January 2014	7,331,061.80
February 2014	7,005,442.38
March 2014	6,685,713.05
April 2014	6,433,564.52
May 2014	6,186,220.97
June 2014	5,943,605.58
July 2014	5,705,642.64
August 2014	5,472,257.55
September 2014	5,243,376.85
October 2014	5,018,928.14
November 2014	4,798,840.11
December 2014	4,583,042.49
January 2015	4,371,466.09
February 2015	4,164,042.72
March 2015	3,960,705.20
April 2015	3,817,147.49
May 2015	3,676,377.23
June 2015	3,538,347.35
July 2015	3,403,011.54
August 2015	3,270,324.21
September 2015	3,138,469.47
October 2015	3,009,152.64
November 2015	2,882,411.22
December 2015	2,758,201.21
January 2016	2,636,479.30
February 2016	2,517,202.87
March 2016	2,400,329.95
April 2016	2,334,919.83
May 2016	2,270,475.54
June 2016	2,206,929.42
July 2016	2,144,323.05
August 2016	2,082,643.06
September 2016	2,021,876.27
October 2016	1,962,009.67
November 2016	1,903,030.45
December 2016	1,844,925.95
January 2017	1,787,683.71
February 2017	1,731,291.45
March 2017	1,675,737.03
April 2017	1,621,008.52
May 2017	1,567,094.11
June 2017	1,513,982.19
July 2017	1,461,661.31
August 2017	1,410,120.16
September 2017	1,359,347.59
October 2017	1,309,332.64
November 2017	1,260,064.45
December 2017	1,211,532.35
January 2018	1,163,725.81
February 2018	1,116,634.44
March 2018	1,070,248.01
April 2018	1,024,556.41
May 2018	979,549.69
June 2018	935,218.03
July 2018	891,551.75
August 2018	848,541.31
September 2018	806,177.30
October 2018	764,450.43
November 2018	723,351.57
December 2018	682,871.68
January 2019	643,001.88
February 2019	603,733.39
March 2019	565,057.56
April 2019	526,965.87
May 2019	489,449.92
June 2019	452,501.40
July 2019	416,112.16
August 2019	380,274.13
September 2019	344,979.36
October 2019	310,220.03
November 2019	275,988.40
December 2019	242,276.87
January 2020	209,077.92
February 2020	176,384.15
March 2020	144,188.26
April 2020	112,483.05
May 2020	81,261.44
June 2020	50,516.41
July 2020	20,241.08
August 2020 and thereafter	0.00

SCHEDULE XI

TAC Schedule for Class 4-A-3 Certificates

Distribution Date	Balance
March 2007	27,482,788.00
April 2007	27,376,411.42
May 2007	27,283,521.39
June 2007	27,203,956.55
July 2007	27,137,550.05
August 2007	27,084,021.91
September 2007	27,042,919.24
October 2007	27,011,466.17
November 2007	26,989,495.17
December 2007	26,973,549.08
January 2008	26,962,071.02
February 2008	26,954,969.36
March 2008	26,950,723.69
April 2008	26,949,129.38
May 2008	26,949,119.65
June 2008	26,949,109.87
July 2008	26,949,100.06
August 2008	26,949,090.19
September 2008	26,949,080.29
October 2008	26,949,070.33
November 2008	26,949,060.33
December 2008	26,949,050.29
January 2009	26,949,040.20
February 2009	26,949,030.06
March 2009	26,949,019.88
April 2009	26,949,009.65
May 2009	26,948,999.37
June 2009	26,948,989.05
July 2009	26,948,978.68
August 2009	26,948,968.26
September 2009	26,948,957.79
October 2009	26,948,947.28
November 2009	26,948,936.71
December 2009	26,948,926.10
January 2010	26,948,915.44
February 2010	26,948,904.74
March 2010	26,948,893.98
April 2010	26,948,883.17
May 2010	26,948,872.31
June 2010	26,948,861.41
July 2010	26,948,850.45
August 2010	26,948,839.44
September 2010	26,948,828.39
October 2010	26,948,817.28
November 2010	26,948,806.12
December 2010	26,948,794.91
January 2011	26,948,783.65
February 2011	26,948,772.34
March 2011	26,948,760.97
April 2011	26,948,749.56
May 2011	26,948,738.09
June 2011	26,948,726.57
July 2011	26,948,714.99
August 2011	26,948,703.36
September 2011	26,948,691.68
October 2011	26,948,679.95
November 2011	26,948,668.16
December 2011	26,948,656.32
January 2012	26,948,644.42
February 2012	26,948,632.47
March 2012	26,948,620.47
April 2012	26,948,608.41
May 2012	26,948,596.29
June 2012	26,948,584.12
July 2012	26,948,571.89
August 2012	26,948,559.61
September 2012	26,948,547.27
October 2012	26,948,534.87
November 2012	26,948,522.42
December 2012	26,948,509.91
January 2013	26,948,497.34
February 2013	26,948,484.72
March 2013	26,948,472.04
April 2013	26,948,459.29
May 2013	26,948,446.49
June 2013	26,948,433.64
July 2013	26,948,420.72
August 2013	26,948,407.74
September 2013	26,948,394.71
October 2013	26,948,381.61
November 2013	26,948,368.46
December 2013	26,948,355.24
January 2014	26,948,341.97
February 2014	26,948,328.63
March 2014	26,948,315.23
April 2014	26,948,301.77
May 2014	26,944,539.32
June 2014	26,882,319.13
July 2014	26,817,297.14
August 2014	26,749,538.23
September 2014	26,679,106.23
October 2014	26,606,063.93
November 2014	26,530,473.10
December 2014	26,452,394.52
January 2015	26,371,887.94
February 2015	26,289,012.17
March 2015	26,203,825.06
April 2015	26,089,660.69
May 2015	25,974,223.73
June 2015	25,857,553.12
July 2015	25,739,687.08
August 2015	25,620,663.16
September 2015	25,494,806.01
October 2015	25,367,597.39
November 2015	25,239,332.74
December 2015	25,110,047.95
January 2016	24,979,778.25
February 2016	24,848,558.25
March 2016	24,716,421.93
April 2016	24,562,819.62
May 2016	24,409,395.01
June 2016	24,255,850.23
July 2016	24,102,499.52
August 2016	23,949,350.42
September 2016	23,796,410.30
October 2016	23,643,686.39
November 2016	23,491,185.74
December 2016	23,338,915.30
January 2017	23,186,881.85
February 2017	23,035,091.99
March 2017	22,883,552.24
April 2017	22,732,268.93
May 2017	22,581,248.28
June 2017	22,430,496.38
July 2017	22,280,019.14
August 2017	22,129,822.39
September 2017	21,979,911.83
October 2017	21,830,292.97
November 2017	21,680,971.28
December 2017	21,531,952.05
January 2018	21,383,240.46
February 2018	21,234,841.58
March 2018	21,086,760.34
April 2018	20,939,001.60
May 2018	20,791,570.05
June 2018	20,644,470.32
July 2018	20,497,706.88
August 2018	20,351,284.13
September 2018	20,205,206.34
October 2018	20,059,477.70
November 2018	19,914,102.25
December 2018	19,769,083.98
January 2019	19,624,426.74
February 2019	19,480,134.32
March 2019	19,336,210.39
April 2019	19,192,658.51
May 2019	19,049,482.16
June 2019	18,906,684.75
July 2019	18,764,269.56
August 2019	18,622,239.80
September 2019	18,480,598.61
October 2019	18,339,349.00
November 2019	18,198,493.94
December 2019	18,058,036.28
January 2020	17,917,978.80
February 2020	17,778,324.22
March 2020	17,639,075.15
April 2020	17,500,234.14
May 2020	17,361,803.64
June 2020	17,223,786.06
July 2020	17,086,183.71
August 2020	16,939,427.47
September 2020	16,773,305.97
October 2020	16,607,892.72
November 2020	16,443,347.18
December 2020	16,279,664.90
January 2021	16,116,841.42
February 2021	15,954,872.33
March 2021	15,793,753.21
April 2021	15,633,479.70
May 2021	15,474,047.43
June 2021	15,315,452.08
July 2021	15,157,689.32
August 2021	15,000,754.87
September 2021	14,844,644.47
October 2021	14,689,353.86
November 2021	14,534,878.83
December 2021	14,381,215.17
January 2022	14,228,358.70
February 2022	14,076,305.27
March 2022	13,925,050.73
April 2022	13,774,590.97
May 2022	13,624,921.90
June 2022	13,476,039.43
July 2022	13,327,939.53
August 2022	13,180,618.15
September 2022	13,034,071.28
October 2022	12,888,294.94
November 2022	12,743,285.16
December 2022	12,599,037.98
January 2023	12,455,549.47
February 2023	12,312,815.73
March 2023	12,170,832.86
April 2023	12,029,597.00
May 2023	11,889,104.30
June 2023	11,749,350.93
July 2023	11,610,333.08
August 2023	11,472,046.95
September 2023	11,334,488.79
October 2023	11,197,654.83
November 2023	11,061,541.34
December 2023	10,926,144.62
January 2024	10,791,460.97
February 2024	10,657,486.71
March 2024	10,524,218.18
April 2024	10,391,651.76
May 2024	10,259,783.82
June 2024	10,128,610.77
July 2024	9,998,129.01
August 2024	9,868,335.00
September 2024	9,739,225.17
October 2024	9,610,796.02
November 2024	9,483,044.03
December 2024	9,355,965.70
January 2025	9,229,557.58
February 2025	9,103,816.20
March 2025	8,978,738.12
April 2025	8,854,319.94
May 2025	8,730,558.24
June 2025	8,607,449.64
July 2025	8,484,990.78
August 2025	8,363,178.31
September 2025	8,242,008.90
October 2025	8,121,479.23
November 2025	8,001,586.00
December 2025	7,882,325.93
January 2026	7,763,695.77
February 2026	7,645,692.25
March 2026	7,528,312.16
April 2026	7,411,552.28
May 2026	7,295,409.41
June 2026	7,179,880.37
July 2026	7,064,961.99
August 2026	6,950,651.13
September 2026	6,836,944.66
October 2026	6,723,839.46
November 2026	6,611,659.15
December 2026	6,500,072.39
January 2027	6,389,076.12
February 2027	6,278,667.31
March 2027	6,168,842.91
April 2027	6,059,599.93
May 2027	5,950,935.35
June 2027	5,842,846.20
July 2027	5,735,329.52
August 2027	5,628,382.34
September 2027	5,522,001.74
October 2027	5,416,184.79
November 2027	5,310,928.58
December 2027	5,206,230.23
January 2028	5,102,086.86
February 2028	4,998,495.61
March 2028	4,895,453.62
April 2028	4,792,958.07
May 2028	4,691,006.14
June 2028	4,589,595.02
July 2028	4,488,721.93
August 2028	4,388,384.10
September 2028	4,288,578.75
October 2028	4,189,303.16
November 2028	4,090,554.57
December 2028	3,992,330.28
January 2029	3,894,627.59
February 2029	3,797,443.79
March 2029	3,700,776.23
April 2029	3,604,622.22
May 2029	3,508,979.13
June 2029	3,413,844.32
July 2029	3,319,215.17
August 2029	3,225,089.07
September 2029	3,131,463.42
October 2029	3,038,335.65
November 2029	2,945,703.18
December 2029	2,853,563.47
January 2030	2,761,913.96
February 2030	2,670,752.13
March 2030	2,580,075.47
April 2030	2,489,881.47
May 2030	2,400,167.64
June 2030	2,310,931.50
July 2030	2,222,170.60
August 2030	2,133,882.48
September 2030	2,046,064.69
October 2030	1,958,714.82
November 2030	1,871,830.45
December 2030	1,785,409.17
January 2031	1,699,448.61
February 2031	1,613,946.37
March 2031	1,528,900.11
April 2031	1,444,307.45
May 2031	1,360,166.07
June 2031	1,276,473.64
July 2031	1,193,227.83
August 2031	1,110,426.34
September 2031	1,028,066.89
October 2031	946,147.19
November 2031	864,664.96
December 2031	783,617.97
January 2032	703,192.81
February 2032	623,197.38
March 2032	543,629.45
April 2032	464,903.41
May 2032	386,598.26
June 2032	308,711.83
July 2032	231,420.37
August 2032	154,542.39
September 2032	78,075.76
October 2032	2,018.34
November 2032 and thereafter	0.00